                         PROSPECTUS DATED FEBRUARY 2, 2000

               --------------------------------------------------
                          VARIABLE ESTATE PROTECTION II

               --------------------------------------------------

          a flexible premium variable life survivorship insurance policy issued by

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                                  ("JHVLICO")

                          JHVLICO LIFE SERVICING OFFICE
                          -----------------------------

    EXPRESS DELIVERY                                             U.S. MAIL
    ----------------                                             ---------
  529 Main Street (X-4)                                         P.O. Box 111
  Charlestown, MA 02129                                       Boston, MA 02117

                   PHONE: 1-800-732-5543 / FAX: 1-617-886-3048

  The policy provides an investment option with fixed rates of return declared by JHVLICO and the following 23 variable investment options:

------------------------------------------------------------------------------------------
  VARIABLE INVESTMENT OPTION               MANAGED BY
  --------------------------               ----------
  Managed..............................    Independence Investment Associates, Inc.
  Growth & Income......................    Independence Investment Associates, Inc.
  Equity Index.........................    State Street Global Advisors
  Large Cap Value......................    T. Rowe Price Associates, Inc.
  Large Cap Growth.....................    Independence Investment Associates, Inc.
  Mid Cap Value........................    Neuberger Berman, LLC
  Mid Cap Growth.......................    Janus Capital Corporation
  Real Estate Equity...................    Independence Investment Associates, Inc.
  Small/Mid Cap Growth.................    Wellington Management Company, LLP
  Small/Mid Cap CORE...................    Goldman Sachs Asset Management
  Small Cap Value......................    INVESCO Management & Research, Inc.
  Small Cap Growth.....................    John Hancock Advisers, Inc.
  Global Equity........................    Scudder Kemper Investments, Inc.
  International Balanced...............    Brinson Partners, Inc.
  International Equity Index...........    Independence International Associates, Inc.
  International Opportunities..........    Rowe Price-Fleming International, Inc.
  Emerging Markets Equity..............    Morgan Stanley Dean Witter Investment Management Inc.
  Short-Term Bond......................    Independence Investment Associates, Inc.
  Bond Index...........................    Mellon Bond Associates, LLP
  Sovereign Bond.......................    John Hancock Advisers, Inc.
  Global Bond..........................    J.P. Morgan Investment Management, Inc.
  High Yield Bond......................    Wellington Management Company, LLP
  Money Market.........................    John Hancock Life Insurance Company
------------------------------------------------------------------------------------------



         We may add or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of the John Hancock Variable Series Trust I (the "Trust"). The Trust is a mutual fund that offers a number of different investment options (which are called "funds"). The investment results of each variable investment option you select will depend on those of the corresponding fund of the Trust. Attached to this prospectus is a prospectus for the Trust that contains detailed information about each fund offered under the policy. Be sure to read the prospectus for the Trust before selecting any of the variable investment options shown on page 1.

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus -- it is not the policy. The prospectus
                                        ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 21.

     . Behind the illustrations is a section called "Additional Information"
       that gives more details about the policy. It generally does not
                                                                   ---
       repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 30.

     . Behind the Additional Information section are the financial statements for JHVLICO and Separate Account S. These start on page 44.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 111.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the Trust prospectus begins.

                                    **********

  Please note that the Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy.
Here are the page numbers where the questions and answers appear:

Question                                                            Pages to See
--------                                                            ------------

 .What is the policy?  ................................................     4
 .Who owns the policy?  ...............................................     4
 .How can I invest money in the policy?  ..............................     4-5
 .Is there a minimum amount I must invest?  ...........................     6-7
 .How will the value of my investment in the policy change over time?..     7-8
 .What charges will JHVLICO deduct from my investment in the policy?...     8-10
 .What charges will the Trust deduct from my investment in the policy?.     10-11
 .What other charges could JHVLICO impose in the future? ..............     11
 .How can I change my policy's investment allocations? ................     11-12
 .How can I access my investment in the policy?  ......................     12-13
 .How much will JHVLICO pay when the last insured person dies? ........     14-16
 .What optional rider benefits can I choose?  .........................     16
 .How can I change my policy's insurance coverage? ....................     16-17
 .Can I cancel my policy after it's issued?  ..........................     17
 .Can I choose the form in which JHVLICO pays out policy proceeds?.....     17-18
 .To what extent can JHVLICO vary the terms and conditions of
  its policies in particular cases?  .................................     18
 .How will my policy be treated for income tax purposes? ..............     19
 .How do I communicate with JHVLICO?  .................................     19-20

WHAT IS THE POLICY?

  This is a so-called "survivorship" policy that provides coverage on two insured persons. The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the last surviving insured person (we call this the "death benefit") may be similarly affected.

  While either of the insured persons is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

 Most of these options are subject to limits that are explained later in this prospectus.

WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

HOW CAN I INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Minimum premium payment

  Each premium payment must be at least $100.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page
38. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured persons don't provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

 In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed minimum death benefit feature from terminating. We reserve the right to limit premium payments above the amount of cumulative Guaranteed Minimum Death Benefit Premiums (whether or not the guaranteed minimum death benefit feature described on page 6 is in effect).

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 1 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
              -------

     . if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

Is there a minimum amount I must invest?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. The premium reminder notice we send you is based on this amount. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The date on which such a payment is "due" is referred to in the policy as a "modal processing date." However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" and "Guaranteed minimum death benefit feature" below).

Lapse and reinstatement

  Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case,
                   ---
if the policy's surrender value is not sufficient to pay the charges on a monthly deduction date (as defined on page 33), we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 2 years from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Guaranteed minimum death benefit feature

  This feature is available only if the insured persons meet certain underwriting requirements. The feature guarantees that your Basic Sum Insured will not lapse, regardless of adverse investment performance, if both of the following are true:

     . any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see "How much will JHVLICO pay when the last insured person dies?" on page 14), and

     . on each monthly deduction date the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%.

  The Guaranteed Minimum Death Benefit Premium (or "GMDB Premium) is defined in the policy and is "due" on each annual processing date. (An "annual processing date" is the first business day of a policy year.) On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

  No GMDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "How much will JHVLICO pay when the last insured person dies?" on page 14).

  If the guaranteed minimum death benefit test is not satisfied on any annual processing date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the annual processing date on which default occurred. If it is reinstated more than 1 year after such annual processing date, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

  The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "How
                 ---
much will JHVLICO pay when the last insured person dies?" on page 14).

  The guaranteed minimum death benefit feature will cease to apply on the policy anniversary nearest the 100th birthday of the younger insured person (whether or not such insured person is then alive). Also, the feature cannot be reinstated after that policy anniversary. However, the optional "Age 100 waiver of charges rider", if elected at the time of application for the policy, will continue the guaranteed minimum death benefit feature beyond that policy anniversary.

  If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

HOW WILL THE VALUE OF MY INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" on page 34.)

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of the Trust and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will JHVLICO deduct from my investment in the policy?" below.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be
                                                                         ---
subject to the asset-based risk charge described on page 9. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

 If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed on page 13.

WHAT CHARGES WILL JHVLICO DEDUCT FROM MY INVESTMENT IN THE POLICY?

Deductions from premium payments

 .   Premium tax charge - A charge to cover state premium taxes we currently
    ------------------
    expect to pay, on average. This charge is currently 2.35% of each premium.

 .   DAC tax charge - A charge to cover the increased Federal income tax burden
    --------------
    that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 .   Premium processing charge - A charge to help defray our administrative
-   -------------------------
    costs. This charge is 1.25% of each premium. For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%

 .   Sales charge - A charge to help defray our sales costs. The charge for
    ------------
    premiums paid in the first policy year is 30% of premiums paid up to the Target Premium, and 3.5% of premiums paid in excess of the Target Premium. The charge for premiums paid after the first policy year up to the Target Premium is 15% in policy years 2 through 5, 10% in policy years 6 through 10, up to 4% (currently 3%) in policy years 11 through 20, and up to 3% (currently 0%) thereafter. The charge for premiums paid after the first policy year in excess of the Target Premium is 3.5% in policy years 2 through 10, 3% in policy years 11 through 20, and up to 3% (currently 0%) thereafter. If the younger of the insured persons is age 71 or older when the policy is issued, there will be no sales charges deducted from premiums paid after the eleventh policy year. Because policies of this type were first offered in 1993, the foregoing waiver and the lower current rates after policy year 10 are not yet applicable to any policy. The "Target Premium" is determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy.

 .   Optional enhanced cash value rider charge - A charge to cover the cost of
    -----------------------------------------
    this rider, if elected, equal to 2% of premium paid in the first policy year that does not exceed the Target Premium.

Deductions from account value

 .   Issue charge - A monthly charge to help defray our administrative costs.
-   ------------
    This charge has two parts: (1) a flat dollar amount of $55.55 deducted only during the first five policy years, and (2) a charge of 2c per $1,000 of Total Sum Insured at issue that is deducted only during the first three policy years. The second part of this monthly charge is guaranteed not to exceed $200.

 .   Administrative charge - A monthly charge to help defray our administrative
    ---------------------
    costs. This charge also has two parts: (1) a flat dollar charge of up to $10 (currently $7.50), and (2) a charge of 3c per $1,000 of Total Sum Insured at issue (currently 1c per $1,000 of Total Sum Insured at issue). However, for policies with a Total Sum Insured at issue of $5 million or more, the second part of this charge is currently zero.

 .   Insurance charge - A monthly charge for the cost of insurance. To determine
    ----------------
    the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person's attained age increases. (An insured person's "attained age" on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die.

 .   Extra mortality charge - A monthly charge specified in your policy for
    ----------------------
    additional mortality risk if either of the insured persons is subject to certain types of special insurance risk.

 .   Asset-based risk charge - A monthly charge for mortality and expense risks
    -----------------------
    we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The charge does not apply to the fixed investment option. We guarantee that the percentage will never exceed .0753% per month (.90% on an effective annual basis). The actual percentage applied will vary depending upon the policy year in which the charge is made and the Total Sum Insured at issue. For policy years 1 through 15, the current monthly percentages are as follows: .0669% for a Total Sum Insured at issue of less than $5 million, .0627% for a Total Sum Insured at issue of at least $5 million but less than $15 million, and .0585% for a Total Sum Insured at issue of $15 million or more. (These monthly percentages equate to the following effective annual percentages: .80%, .75% and .70%, respectively.) For policy year 16 and thereafter, the current monthly percentages are as follows:
    .0250% for a Total Sum Insured at issue of less than $5 million, .0209% for a Total Sum Insured at issue of at least $5 million but less than $15 million, and .0167% for a Total Sum Insured at issue of $15 million or more. (These monthly percentages equate to the following effective annual percentages: .30%, .25% and .20%, respectively.) The reduction after 15 years has not occurred yet under any policy, since no policy has yet been outstanding for 15 years.

 .   Guaranteed minimum death benefit charge - A monthly charge beginning in the
    ---------------------------------------
    eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1c per $1,000 of Basic Sum Insured and is guaranteed not to exceed 3c per $1,000 of Basic Sum Insured. Because policies of this type were first offered in 1993, this charge is not yet applicable to any policy at the current rate.

 .   Policy split option rider charge - A monthly charge if this rider is elected
    --------------------------------
    at the time of application for the policy. The charge is 3c per $1,000 of current Total Sum Insured.

 .   Age 100 waiver of charges rider charge - A monthly charge if this rider is
    --------------------------------------
    elected at the time of application for the policy. To determine the charge, we multiply the amount of insurance for which we are at risk by a rate based on age. The rate is derived from an actuarial table. The table in your policy will show the maximum rates. The rates we will actually apply could be less than the maximum rates. This charge will not be made until the sixth policy year.

 .   Optional benefits charge - Monthly charges for certain other optional
    ------------------------
    insurance benefits added to the policy by means of a rider. We currently offer a number of such optional riders, such as the four year level term rider.

 .   Partial withdrawal charge - A charge for each partial withdrawal of account
    -------------------------
    value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

What charges will the Trust deduct from my investment in the policy?

  The Trust must pay investment management fees and other operating expenses. These fees and expenses are different for each fund of the Trust and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. The figures in the following chart are expressed as percentages of each fund's average daily net assets for 1998 (rounded to two decimal places). The percentages reflect the investment management fees that were payable for1998 and the 1998 other operating expenses that would have been allocated to the funds under the allocation rules currently in effect.


                                                             Other    Total Fund       Other Operating
                                             Investment    Operating   Operating          Expenses
Fund Name                                  Management Fee  Expenses    Expenses     Absent Reimbursement*
---------                                  --------------  ---------  -----------  -----------------------
Managed .............................           0.32%        0.05%       0.37%              0.05%
Growth & Income .....................           0.25%        0.05%       0.30%              0.05%
Equity Index ........................           0.14%        0.08%       0.22%              0.08%
Large Cap Value .....................           0.74%        0.07%       0.81%              0.07%

                                                          Other    Total Fund       Other Operating
                                          Investment    Operating   Operating          Expenses
Fund Name                               Management Fee  Expenses    Expenses     Absent Reimbursement*
---------                               --------------  ---------  -----------  -----------------------
Large Cap Growth ....................        0.37%        0.05%       0.42%              0.05%
Mid Cap Value .......................        0.80%        0.05%       0.85%              0.05%
Mid Cap Growth ......................        0.85%        0.08%       0.93%              0.08%
Real Estate Equity ..................        0.60%        0.05%       0.65%              0.05%
Small/Mid Cap Growth** ..............        0.75%        0.05%       0.80%              0.05%
Small/Mid Cap CORE ..................        0.80%        0.10%       0.90%              0.23%
Small Cap Value .....................        0.80%        0.07%       0.87%              0.07%
Small Cap Growth ....................        0.75%        0.08%       0.83%              0.08%
Global Equity .......................        0.90%        0.10%       1.00%              0.50%
International Balanced ..............        0.85%        0.10%       0.95%              0.64%
International Equity Index ..........        0.17%        0.10%       0.27%              0.23%
International Opportunities .........        0.87%        0.10%       0.97%              0.32%
Emerging Markets Equity .............        1.30%        0.10%       1.40%              0.68%
Short-Term Bond .....................        0.30%        0.05%       0.35%              0.05%
Bond Index ..........................        0.15%        0.05%       0.20%              0.05%
Sovereign Bond ......................        0.25%        0.05%       0.30%              0.05%
Global Bond** .......................        0.69%        0.06%       0.75%              0.06%
High Yield Bond .....................        0.65%        0.07%       0.72%              0.07%
Money Market ........................        0.25%        0.05%       0.30%              0.05%

* John Hancock Life Insurance Company reimburses a fund when the fund's other operating expenses exceed 0.10% of the fund's average daily net assets.

** Small/Mid Cap Growth was formerly "Diversified Mid Cap Growth" and Global Bond was formerly "Strategic Bond."

What other charges could JHVLICO impose in the future?

  Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, additional income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels and with changes in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

How can I change my policy's investment allocations?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

  Under our current rules, you can make transfers out of any variable investment
                                                             --------
option anytime you wish. However, transfers out of the fixed investment option
                                                       -----
are currently subject to the following restrictions:

 .   You can only make such a transfer once in each policy year.

 .   The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

We reserve the right to impose limits on:

 .   the minimum amount of each transfer out of the fixed investment option;

 .   the maximum amount of any transfer into the fixed investment option after the second policy year; and

 .   the number and frequency of transfers out of the variable investment options.

Dollar cost averaging

  This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

How can I access my investment in the policy?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time. Generally, each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your account value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 9). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $250,000 or the policy's Basic Sum Insured to fall below $250,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under any of the death benefit options (see "How much will JHVLICO pay when the last insured person dies?" on page 14) and under the guaranteed minimum death benefit feature (see page 6). Under Option A, such a partial withdrawal will reduce the Total Sum Insured. Under Option B, such a partial withdrawal will reduce your account value. Under the guaranteed death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A "Terminated ASI Withdrawal Amount" is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described on page 6. The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

  You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. However, you can't borrow from your policy during a "grace period" (see "Lapse and reinstatement" on page
6). The maximum amount you can borrow is 90% of your surrender value.

  The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 4.75% in the first 10 policy years, 4.50% in policy years 11 through 20, and 4.25% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

 You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

How much will JHVLICO pay when the last insured person dies?

  In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured persons. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. We reserve the right to impose underwriting restrictions on the proportions of Additional Sum Insured and Basic Sum Insured based upon the anticipated frequency of premium payments and other factors. However, even in the absence of such underwriting restrictions, the Additional Sum Insured generally cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 33.

  When the last of the two insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total
       Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).

     . Option B - The death benefit will equal the greater of (1) the Total
       Sum Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

  For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Optional extra death benefit feature

  If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. (This feature is sometimes referred to as "Option M".) The optional extra death benefit is determined on each annual processing date as follows:

     . First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.

     . We will then subtract your Total Sum Insured.

  Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. If you elect this feature, you must elect the "cash value accumulation test" for purposes of determining the minimum insurance amount (see below). You may revoke your election of this feature at any time, but there may be adverse tax consequences if you do.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law - - the "guideline premium and cash value corridor test" and the "cash value accumulation test." When you elect the death benefit option, you must also elect which test you wish to have applied. As indicated above, the guideline premium and cash value corridor test is not available if the optional extra death benefit feature is elected. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the guideline premium and cash value corridor test. The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each policy year will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the cash value accumulation test. The death benefit factor decreases as attained age increases. A table showing the factor for each policy year will appear in the policy. Regardless of which test is applied, the appropriate factor will be referred to in the policy as the "Required Additional Death Benefit Factor."

  As noted above, you have to elect which test will be applied when you elect the death benefit option. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page 38). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

Policy split option

  At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person's 80th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

When the younger insured person reaches 100

  If the policy is still in effect on the policy anniversary nearest the 100th birthday of the younger of the two insured persons, certain things will happen whether or not the younger insured person is actually alive on that policy anniversary. What happens depends upon whether the age 100 waiver of charges rider is in effect on that policy anniversary.

  If you elected the rider at the time of application for the policy and the rider is still in effect, the only thing that will happen is that we will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting premium payments.

  If you did not elect the rider at the time of application for the policy (or if you did elect it and it is no longer in effect), then the following will happen:

     . We will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

     . The death benefit will become equal to the account value on the date of death. Death benefit Options A and B (as described above) and the guaranteed minimum death benefit feature will all cease to apply.

WHAT OPTIONAL RIDER BENEFITS CAN I CHOOSE?

Optional enhanced cash value rider

  If you surrender the policy at any time during the first 4 policy years and this rider is then in effect, we will pay an Enhanced Cash Value Benefit. The Benefit is paid in addition to the policy surrender value. The Benefit is equal to a percentage of first year premiums paid up to the Target Premium. The percentage will be specified in the policy. Also, if you die during the first 4 policy years and the rider is in effect, we will increase the policy's account value by the amount of the Benefit in determining the death benefit payable. Since the rider increases the amount of insurance for which we are at risk, it increases the amount of the insurance charge described on page 9. The maximum amount you may borrow from the policy or withdraw from the policy through partial withdrawals is not effected by this rider. This rider can only be elected at the time of application for the policy.

Other riders

  We currently offer a number of other optional riders, such as the four year level term rider.

HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?

Increase in coverage

  The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, you may request an increase in the Additional Sum Insured at any time. (As to when such an increase would take effect, see "Effective date of other policy transactions" on page 35.) However, you will have to provide us with evidence that the surviving insured persons still meet our requirements for issuing insurance coverage.

Decrease in coverage

  The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, you may request a reduction in the Additional Sum Insured at any time, but only if:

     . the remaining Total Sum Insured will be at least $250,000, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

  We may refuse any decrease in Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature.

Change of death benefit option

  Changes of death benefit option are not permitted under our current administrative rules. We expect to be able to allow a change from Option B to Option A in the near future, but that is not guaranteed.

Tax consequences

  Please read "Tax considerations" starting on page 38 to learn about possible tax consequences of changing your insurance coverage under the policy.

CAN I CANCEL MY POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within 10 days (or longer in some states) after you receive it. This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to JHVLICO at one of the addresses shown on page 1, or to the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Trust prior to that date. The date of cancellation will be the date of such mailing or delivery.

CAN I CHOOSE THE FORM IN WHICH JHVLICO PAYS OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

TO WHAT EXTENT CAN JHVLICO VARY THE TERMS AND CONDITIONS OF ITS POLICIES IN PARTICULAR CASES?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions described in the prospectus may vary depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 36. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning of page 38.

HOW DO I COMMUNICATE WITH JHVLICO?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 1.

  Certain requests must be made in writing and be signed and dated by you. They include the following:

     . loans, surrenders or partial withdrawals

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

     . change of death benefit option

     . increase or decrease in Total Sum Insured

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

 You should mail or express these requests to the JHVLICO Life Servicing Office at the appropriate address shown on page 1. You should also send notice of an insured person's death and related documentation to the JHVLICO Life Servicing Office. We don't consider that we've

"received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the JHVLICO Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

               ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES,
                   SURRENDER VALUES AND ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for specified issue ages, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant gross annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After the deduction of average fees and expenses at the Trust level (as described below), the corresponding net annual rates of return would be -.66%, 5.30% and 11.20%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for a male insured person who is 55 years old and a standard non-smoker underwriting risk when the policy is issued and for a female insured person who is 50 years old and a standard non-smoker underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that the guaranteed minimum death benefit has not been elected beyond the tenth policy year and that no Additional Sum Insured or optional rider benefits have been elected.

  With respect to fees and expenses deducted from Trust assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .59%, and (2) an assumed average asset charge for all other Trust operating expenses equivalent to an effective annual rate of .07%. These rates are the arithmetic average for all funds of the Trust. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust operating expenses reflects reimbursements to certain funds by John Hancock Life Insurance Company as described in the footnote to the table on page
11. We currently expect that reimbursement arrangement to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting the issue age, sex and underwriting risk classification of each of your proposed insured persons, and the Total Sum Insured and annual Planned Premium amount requested.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, NONSMOKER UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, NONSMOKER UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
      NO GUARANTEED MINIMUM DEATH BENEFIT OPTION AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8,156*
      USING CURRENT CHARGES


                                     Death Benefit                  Surrender Value
                             ------------------------------  ------------------------------
                                 Assuming hypothetical           Assuming hypothetical
End of    Planned Premiums       gross annual return of          gross annual return of
Policy     accumulated at    ------------------------------  ------------------------------
 Year    5% annual interest     0%        6%        12%         0%        6%         12%
-------  ------------------  --------  --------  ----------  --------  --------  ------------
   1          $  8,564       $500,000  $500,000  $  500,000  $  4,291  $  4,574   $    4,859
   2            17,556        500,000   500,000     500,000    10,119    11,024       11,965
   3            26,998        500,000   500,000     500,000    15,052    16,928       18,950
   4            36,912        500,000   500,000     500,000    20,433    23,642       27,234
   5            47,322        500,000   500,000     500,000    25,734    30,654       36,377
   6            58,252        500,000   500,000     500,000    32,018    39,083       47,618
   7            69,728        500,000   500,000     500,000    38,206    47,885       60,020
   8            81,779        500,000   500,000     500,000    44,296    57,071       73,702
   9            94,432        500,000   500,000     500,000    50,288    66,657       88,794
  10           107,717        500,000   500,000     500,000    56,179    76,657      105,439
  11           121,667        500,000   500,000     500,000    62,613    87,769      124,512
  12           136,314        500,000   500,000     500,000    68,927    99,351      145,542
  13           151,694        500,000   500,000     500,000    75,116   111,419      168,727
  14           167,843        500,000   500,000     500,000    81,170   123,985      194,288
  15           184,799        500,000   500,000     500,000    87,079   137,062      222,466
  16           202,603        500,000   500,000     500,000    93,298   151,422      254,812
  17           221,297        500,000   500,000     500,000    99,366   166,426      290,662
  18           240,926        500,000   500,000     500,000   105,262   182,091      330,408
  19           261,536        500,000   500,000     500,000   110,959   198,438      374,495
  20           283,177        500,000   500,000     500,000   116,427   215,484      423,431
  25           408,735        500,000   500,000     800,544   140,397   313,784      762,423
  30           568,983        500,000   500,000   1,396,206   151,963   437,391    1,329,720
  35           773,504        500,000   628,023   2,385,397   138,838   598,117    2,271,807

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, NONSMOKER UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, NONSMOKER UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
      NO GUARANTEED MINIMUM DEATH BENEFIT OPTION AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8,156*
      USING CURRENT CHARGES


                                     Death Benefit                  Surrender Value
                             ------------------------------  ------------------------------
                                 Assuming hypothetical           Assuming hypothetical
End of    Planned Premiums       gross annual return of          gross annual return of
Policy     accumulated at    ------------------------------  ------------------------------
 Year    5% annual interest     0%        6%        12%         0%        6%         12%
-------  ------------------  --------  --------  ----------  --------  --------  ------------
   1          $  8,564       $504,290  $504,574  $  504,859  $  4,291  $  4,574   $    4,859
   2            17,556        509,710   510,616     511,556    10,118    11,023       11,964
   3            26,998        515,050   516,926     518,947    15,050    16,926       18,947
   4            36,912        520,430   523,638     527,230    20,430    23,638       27,230
   5            47,322        525,729   530,648     536,369    25,729    30,648       36,369
   6            58,252        532,010   539,074     547,606    32,010    39,074       47,606
   7            69,728        538,195   547,871     560,002    38,195    47,871       60,002
   8            81,779        544,281   557,050     573,674    44,281    57,050       73,674
   9            94,432        550,267   566,627     588,751    50,267    66,627       88,751
  10           107,717        556,148   576,612     605,374    56,148    76,612      105,374
  11           121,667        562,573   587,708     624,421    62,573    87,708      124,421
  12           136,314        568,873   599,267     645,410    68,873    99,267      145,410
  13           151,694        575,040   611,297     668,531    75,040   111,297      168,531
  14           167,843        581,061   623,806     693,991    81,061   123,806      193,991
  15           184,799        586,923   636,799     722,014    86,923   136,799      222,014
  16           202,603        593,074   651,032     754,120    93,074   151,032      254,120
  17           221,297        599,046   665,852     789,606    99,046   165,852      289,606
  18           240,926        604,807   681,251     828,807   104,807   181,251      328,807
  19           261,536        610,321   697,220     872,086   110,321   197,220      372,086
  20           283,177        615,540   713,736     919,837   115,540   213,736      419,837
  25           408,735        636,644   804,896   1,244,234   136,644   304,896      744,234
  30           568,983        639,987   902,018   1,767,235   139,987   402,018    1,267,235
  35           773,504        608,633   986,347   2,600,409   108,633   486,347    2,100,409

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, NONSMOKER UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, NONSMOKER UNDERWRITING CLASS
      OPTION A DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST NO GUARANTEED MINIMUM DEATH BENEFIT OPTION AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8,156*
      USING MAXIMUM CHARGES


                                     Death Benefit                  Surrender Value
                             ------------------------------  -----------------------------
                                 Assuming hypothetical           Assuming hypothetical
End of    Planned Premiums       gross annual return of         gross annual return of
Policy     accumulated at    ------------------------------  -----------------------------
 Year    5% annual interest     0%        6%        12%        0%        6%         12%
-------  ------------------  --------  --------  ----------  -------  --------  ------------
   1          $  8,564       $500,000  $500,000  $  500,000  $ 4,137  $  4,416   $    4,695
   2            17,556        500,000   500,000     500,000    9,785    10,670       11,589
   3            26,998        500,000   500,000     500,000   14,491    16,317       18,286
   4            36,912        500,000   500,000     500,000   19,589    22,701       26,188
   5            47,322        500,000   500,000     500,000   24,541    29,296       34,832
   6            58,252        500,000   500,000     500,000   30,400    37,207       45,437
   7            69,728        500,000   500,000     500,000   36,075    45,368       57,038
   8            81,779        500,000   500,000     500,000   41,551    53,775       69,723
   9            94,432        500,000   500,000     500,000   46,813    62,424       83,593
  10           107,717        500,000   500,000     500,000   51,843    71,305       98,754
  11           121,667        500,000   500,000     500,000   57,099    80,918      115,866
  12           136,314        500,000   500,000     500,000   62,065    90,757      134,576
  13           151,694        500,000   500,000     500,000   66,706   100,802      155,035
  14           167,843        500,000   500,000     500,000   70,974   111,022      177,407
  15           184,799        500,000   500,000     500,000   74,815   121,380      201,884
  16           202,603        500,000   500,000     500,000   78,171   131,838      228,689
  17           221,297        500,000   500,000     500,000   80,949   142,332      258,069
  18           240,926        500,000   500,000     500,000   83,122   152,858      290,370
  19           261,536        500,000   500,000     500,000   84,587   163,352      325,960
  20           283,177        500,000   500,000     500,000   85,247   173,762      365,301
  25           408,735        500,000   500,000     667,847   71,430   222,313      636,044
  30           568,983        500,000   500,000   1,127,031      894   252,867    1,073,363
  35           773,504             **   500,000   1,847,623       **   235,779    1,759,641

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

**  Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, NONSMOKER UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, NONSMOKER UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
      NO GUARANTEED MINIMUM DEATH BENEFIT OPTION AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8,156*
      USING MAXIMUM CHARGES


                                     Death Benefit                  Surrender Value
                             ------------------------------  -----------------------------
                                 Assuming hypothetical           Assuming hypothetical
End of    Planned Premiums       gross annual return of         gross annual return of
Policy     accumulated at    ------------------------------  -----------------------------
 Year    5% annual interest     0%        6%        12%        0%        6%         12%
-------  ------------------  --------  --------  ----------  -------  --------  ------------
   1          $  8,564       $504,137  $504,415  $  504,695  $ 4,137  $  4,415   $    4,695
   2            17,556        509,376   510,261     511,180    9,784    10,668       11,587
   3            26,998        514,486   516,312     518,280   14,486    16,312       18,280
   4            36,912        519,578   522,689     526,173   19,578    22,689       26,173
   5            47,322        524,519   529,269     534,800   24,519    29,269       34,800
   6            58,252        530,359   537,154     545,371   30,359    37,154       45,371
   7            69,728        536,003   545,274     556,916   36,003    45,274       56,916
   8            81,779        541,433   553,617     569,511   41,433    53,617       69,511
   9            94,432        546,630   562,170     583,240   46,630    62,170       83,240
  10           107,717        551,570   570,913     598,190   51,570    70,913       98,190
  11           121,667        556,704   580,330     614,989   56,704    80,330      114,989
  12           136,314        561,507   589,896     633,243   61,507    89,896      133,243
  13           151,694        565,932   599,567     653,048   65,932    99,567      153,048
  14           167,843        569,919   609,277     674,492   69,919   109,277      174,492
  15           184,799        573,400   618,951     697,663   73,400   118,951      197,663
  16           202,603        576,299   628,502     722,649   76,299   128,502      222,649
  17           221,297        578,499   637,793     749,503   78,499   137,793      249,503
  18           240,926        579,966   646,767     778,369   79,966   146,767      278,369
  19           261,536        580,573   655,268     809,306   80,573   155,268      309,306
  20           283,177        580,205   663,143     842,390   80,205   163,143      342,390
  25           408,735        558,340   685,704   1,041,616   58,340   185,704      541,616
  30           568,983             **   646,862   1,289,945       **   146,862      789,945
  35           773,504             **        **   1,562,070       **        **    1,062,070

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

**  Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, NONSMOKER UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, NONSMOKER UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      CASH VALUE ACCUMULATION TEST
      NO GUARANTEED MINIMUM DEATH BENEFIT OPTION AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8,156*
      USING CURRENT CHARGES


                                     Death Benefit                  Surrender Value
                             ------------------------------  ------------------------------
                                 Assuming hypothetical           Assuming hypothetical
End of    Planned Premiums       gross annual return of          gross annual return of
Policy     accumulated at    ------------------------------  ------------------------------
 Year    5% annual interest     0%        6%        12%         0%        6%         12%
-------  ------------------  --------  --------  ----------  --------  --------  ------------
   1          $  8,564       $500,000  $500,000  $  500,000  $  4,291  $  4,574   $    4,859
   2            17,556        500,000   500,000     500,000    10,119    11,024       11,965
   3            26,998        500,000   500,000     500,000    15,052    16,928       18,950
   4            36,912        500,000   500,000     500,000    20,433    23,642       27,234
   5            47,322        500,000   500,000     500,000    25,734    30,654       36,377
   6            58,252        500,000   500,000     500,000    32,018    39,083       47,618
   7            69,728        500,000   500,000     500,000    38,206    47,885       60,020
   8            81,779        500,000   500,000     500,000    44,296    57,071       73,702
   9            94,432        500,000   500,000     500,000    50,288    66,657       88,794
  10           107,717        500,000   500,000     500,000    56,179    76,657      105,439
  11           121,667        500,000   500,000     500,000    62,613    87,769      124,512
  12           136,314        500,000   500,000     500,000    68,927    99,351      145,542
  13           151,694        500,000   500,000     500,000    75,116   111,419      168,727
  14           167,843        500,000   500,000     500,000    81,170   123,985      194,288
  15           184,799        500,000   500,000     500,000    87,079   137,062      222,466
  16           202,603        500,000   500,000     500,000    93,298   151,422      254,812
  17           221,297        500,000   500,000     540,534    99,366   166,426      290,631
  18           240,926        500,000   500,000     594,917   105,262   182,091      330,259
  19           261,536        500,000   500,000     653,188   110,959   198,438      374,080
  20           283,177        500,000   500,000     715,726   116,427   215,484      422,510
  25           408,735        500,000   500,000   1,112,016   140,397   313,784      753,033
  30           568,983        500,000   575,953   1,706,351   151,963   434,962    1,288,644
  35           773,504        500,000   706,909   2,614,024   138,838   579,306    2,142,170

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, NONSMOKER UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, NONSMOKER UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      CASH VALUE ACCUMULATION TEST
      NO GUARANTEED MINIMUM DEATH BENEFIT OPTION AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8,156*
      USING CURRENT CHARGES


                                     Death Benefit                  Surrender Value
                             ------------------------------  ------------------------------
                                 Assuming hypothetical           Assuming hypothetical
End of    Planned Premiums       gross annual return of          gross annual return of
Policy     accumulated at    ------------------------------  ------------------------------
 Year    5% annual interest     0%        6%        12%         0%        6%         12%
-------  ------------------  --------  --------  ----------  --------  --------  ------------
   1          $  8,564       $504,290  $504,574  $  504,859  $  4,291  $  4,574   $    4,859
   2            17,556        509,710   510,616     511,556    10,118    11,023       11,964
   3            26,998        515,050   516,926     518,947    15,050    16,926       18,947
   4            36,912        520,430   523,638     527,230    20,430    23,638       27,230
   5            47,322        525,729   530,648     536,369    25,729    30,648       36,369
   6            58,252        532,010   539,074     547,606    32,010    39,074       47,606
   7            69,728        538,195   547,871     560,002    38,195    47,871       60,002
   8            81,779        544,281   557,050     573,674    44,281    57,050       73,674
   9            94,432        550,267   566,627     588,751    50,267    66,627       88,751
  10           107,717        556,148   576,612     605,374    56,148    76,612      105,374
  11           121,667        562,573   587,708     624,421    62,573    87,708      124,421
  12           136,314        568,873   599,267     645,410    68,873    99,267      145,410
  13           151,694        575,040   611,297     668,531    75,040   111,297      168,531
  14           167,843        581,061   623,806     693,991    81,061   123,806      193,991
  15           184,799        586,923   636,799     722,014    86,923   136,799      222,014
  16           202,603        593,074   651,032     754,120    93,074   151,032      254,120
  17           221,297        599,046   665,852     789,606    99,046   165,852      289,606
  18           240,926        604,807   681,251     828,807   104,807   181,251      328,807
  19           261,536        610,321   697,220     872,086   110,321   197,220      372,086
  20           283,177        615,540   713,736     919,837   115,540   213,736      419,837
  25           408,735        636,644   804,896   1,244,234   136,644   304,896      744,234
  30           568,983        639,987   902,018   1,767,235   139,987   402,018    1,267,235
  35           773,504        608,633   986,347   2,600,409   108,633   486,347    2,100,409

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, NONSMOKER UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, NONSMOKER UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      CASH VALUE ACCUMULATION TEST
      NO GUARANTEED MINIMUM DEATH BENEFIT OPTION AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8,156*
      USING MAXIMUM CHARGES


                                     Death Benefit                  Surrender Value
                             ------------------------------  -------------------------------
                                 Assuming hypothetical           Assuming hypothetical
End of    Planned Premiums       gross annual return of         gross annual return of
Policy     accumulated at    ------------------------------  -------------------------------
 Year    5% annual interest     0%        6%        12%        0%        6%         12%
-------  ------------------  --------  --------  ----------  -------  --------  ------------
   1          $  8,564       $500,000  $500,000  $  500,000  $ 4,137  $  4,416   $    4,695
   2            17,556        500,000   500,000     500,000    9,785    10,670       11,589
   3            26,998        500,000   500,000     500,000   14,491    16,317       18,286
   4            36,912        500,000   500,000     500,000   19,589    22,701       26,188
   5            47,322        500,000   500,000     500,000   24,541    29,296       34,832
   6            58,252        500,000   500,000     500,000   30,400    37,207       45,437
   7            69,728        500,000   500,000     500,000   36,075    45,368       57,038
   8            81,779        500,000   500,000     500,000   41,551    53,775       69,723
   9            94,432        500,000   500,000     500,000   46,813    62,424       83,593
  10           107,717        500,000   500,000     500,000   51,843    71,305       98,754
  11           121,667        500,000   500,000     500,000   57,099    80,918      115,866
  12           136,314        500,000   500,000     500,000   62,065    90,757      134,576
  13           151,694        500,000   500,000     500,000   66,706   100,802      155,035
  14           167,843        500,000   500,000     500,000   70,974   111,022      177,407
  15           184,799        500,000   500,000     500,000   74,815   121,380      201,884
  16           202,603        500,000   500,000     500,000   78,171   131,838      228,689
  17           221,297        500,000   500,000     500,000   80,949   142,332      258,069
  18           240,926        500,000   500,000     522,795   83,122   152,858      290,221
  19           261,536        500,000   500,000     567,726   84,587   163,352      325,136
  20           283,177        500,000   500,000     614,905   85,247   173,762      362,993
  25           408,735        500,000   500,000     890,916   71,430   222,313      603,310
  30           568,983        500,000   500,000   1,249,928      894   252,867      943,951
  35           773,504             **   500,000   1,721,426       **   235,779    1,410,694

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

**  Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, NONSMOKER UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, NONSMOKER UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      CASH VALUE ACCUMULATION TEST
      NO GUARANTEED MINIMUM DEATH BENEFIT OPTION AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8,156*
      USING MAXIMUM CHARGES


                                     Death Benefit                  Surrender Value
                             ------------------------------  -------------------------------
                                 Assuming hypothetical           Assuming hypothetical
End of    Planned Premiums       gross annual return of         gross annual return of
Policy     accumulated at    ------------------------------  -------------------------------
 Year    5% annual interest     0%        6%        12%        0%        6%         12%
-------  ------------------  --------  --------  ----------  -------  --------  ------------
   1          $  8,564       $504,137  $504,415  $  504,695  $ 4,137  $  4,415   $    4,695
   2            17,556        509,376   510,261     511,180    9,784    10,668       11,587
   3            26,998        514,486   516,312     518,280   14,486    16,312       18,280
   4            36,912        519,578   522,689     526,173   19,578    22,689       26,173
   5            47,322        524,519   529,269     534,800   24,519    29,269       34,800
   6            58,252        530,359   537,154     545,371   30,359    37,154       45,371
   7            69,728        536,003   545,274     556,916   36,003    45,274       56,916
   8            81,779        541,433   553,617     569,511   41,433    53,617       69,511
   9            94,432        546,630   562,170     583,240   46,630    62,170       83,240
  10           107,717        551,570   570,913     598,190   51,570    70,913       98,190
  11           121,667        556,704   580,330     614,989   56,704    80,330      114,989
  12           136,314        561,507   589,896     633,243   61,507    89,896      133,243
  13           151,694        565,932   599,567     653,048   65,932    99,567      153,048
  14           167,843        569,919   609,277     674,492   69,919   109,277      174,492
  15           184,799        573,400   618,951     697,663   73,400   118,951      197,663
  16           202,603        576,299   628,502     722,649   76,299   128,502      222,649
  17           221,297        578,499   637,793     749,503   78,499   137,793      249,503
  18           240,926        579,966   646,767     778,369   79,966   146,767      278,369
  19           261,536        580,573   655,268     809,306   80,573   155,268      309,306
  20           283,177        580,205   663,143     842,390   80,205   163,143      342,390
  25           408,735        558,340   685,704   1,041,616   58,340   185,704      541,616
  30           568,983             **   646,862   1,289,945       **   146,862      789,945
  35           773,504             **        **   1,562,070       **        **    1,062,070

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

**  Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 3 through 20.


CONTENTS OF THIS SECTION                                       PAGES TO SEE
------------------------                                       ------------

Description of JHVLICO .........................................   31
How we support the policy and investment options ...............   31-32
Procedures for issuance of a policy ............................   32-33
Basic Sum Insured vs. Additional Sum Insured ...................   33-34
Commencement of investment performance .........................   34
How we process certain policy transactions .....................   34-35
Effects of policy loans ........................................   35-36
Additional information about how certain policy charges work ...   36-37
How we market the policies .....................................   37-38
Tax considerations .............................................   38-39
Reports that you will receive ..................................   39-40
Voting privileges that you will have ...........................   40
Changes that JHVLICO can make as to your policy ................   40-41
Adjustments we make to death benefits ..........................   41
When we pay policy proceeds ....................................   41
Other details about exercising rights and paying benefits ......   41-42
Legal matters ..................................................   42
Registration statement filed with the SEC ......................   42
Accounting and actuarial experts ...............................   42
Financial statements of JHVLICO and the Account ................   42
List of Directors and Executive Officers of JHVLICO ............   43

DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. At year end 1998, John Hancock's assets were approximately $67 billion and it had invested over $380 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account S

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account S (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or JHVLICO.

  The Account's assets are the property of JHVLICO. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of the Trust. New subaccounts may be added as new funds are added to the Trust and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trust.

  We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of the Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard
Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum Total Sum Insured at issue of $250,000 and a minimum Basic Sum Insured at issue of $250,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 85. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons' rate classes should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under "Temporary coverage prior to policy delivery" on page 33).

  The policy will take effect only if all of the following conditions are satisfied:

 .   The policy is delivered to and received by the applicant.

 .   The Minimum Initial Premium is received by us.

 .   Each insured person is living and still meets our health criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for one or both of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (because of an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

BASIC SUM INSURED VS. ADDITIONAL SUM INSURED

  As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

  The amount of sales charge deducted from premiums and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

  Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

  If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

  Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 38).

COMMENCEMENT OF INVESTMENT PERFORMANCE

  Any premium payment processed prior to the twentieth day after the date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

  All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

    (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

    (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

    (3) We will process the portion of any premium payment for which we require evidence of an insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

    (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 .   The tax problem resolves itself prior to the date the refund is to be made;
    or

 .   The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

    (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of any investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

  Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

  Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-732-5543.

  Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the policy anniversary on or next following the date we approve the request:

 . Total Sum Insured decreases

 . Additional Sum Insured increases

 . Change of death benefit option from Option B to Option A, when and if permitted by our administrative rules (see "Change of death benefit option" on page 17)

  Reinstatements of lapsed policies take effect on the monthly deduction date on or next following the date we approve the request for reinstatement.

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive the request or repayment.

EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan exceeds 90% of your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.

ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The sales charges help to compensate us for the cost of selling our policies. (See "What charges will JHVLICO deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 37.)

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $14,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to the ninth policy year, you would pay total sales charges of only $9,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax consequences" beginning on page 38.)

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies;

the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

HOW WE MARKET THE POLICIES

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts U and V, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 45% of the Target Premium paid in the first policy year, 5% of the Target Premium paid in each of the second through fifth policy years, and 3% of the Target Premium paid in each policy year thereafter. The maximum commission on any premium paid in any policy year in excess of the Target Premium is 3%.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  The policies are also sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  The offering of the policies is intended to be continuous, but neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code. In addition, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if the Trust failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in a policy (such as an increase in Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of the Trust, including a list of securities held in each fund.

VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Trust. We will vote the shares of each of the funds of the Trust which are deemed attributable to variable life insurance policies at regular and special meetings of the Trust's shareholders in accordance with instructions received from owners of such policies. Shares of the Trust held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Trust's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees of the Trust, ratification of the selection of independent auditors, approval of Trust investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

CHANGES THAT JHVLICO CAN MAKE AS TO YOUR POLICY

Changes relating to the Trust or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock, or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If either insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of either insured person, we will adjust the amount of any death benefit as described in the policy.

WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the death of the last surviving insured person, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

 OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

ACCOUNTING AND ACTUARIAL EXPERTS

  Certain of the financial statements of JHVLICO and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Todd G. Engelsen, F.S.A.,an Actuary of JHVLICO and Second Vice President of John Hancock.

FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

  In addition to those financial statements of JHVLICO and the Account included herein that have been audited by Ernst & Young LLP, this prospectus also contains unaudited financial statements of both JHVLICO and the Account for a period subsequent to the period covered by the audited financial statements.

              LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:


Directors               Principal Occupations
---------               ---------------------

David F. D'Alessandro   Chairman of the Board and Chief Executive Officer of
                        JHVLICO; President and Chief Operating Officer, John
                        Hancock Life Insurance Company.
Michele G. Van Leer     Vice Chairman of the Board and President of JHVLICO;
                        Senior Vice President, John Hancock Life Insurance
                        Company.
Ronald J. Bocage        Director, Vice President and Counsel of JHVLICO; Vice
                        President and Counsel, John Hancock Life Insurance
                        Company.
Bruce M. Jones          Director and Vice President of JHVLICO; Vice President,
                        John Hancock Life Insurance Company.
Thomas J. Lee           Director and Vice President of JHVLICO; Vice President,
                        John Hancock Life Insurance Company.
Barbara L. Luddy        Director, Vice President and Actuary of JHVLICO; Second
                        Vice President, John Hancock Life Insurance Company.
Robert S. Paster        Director and Vice President of JHVLICO; Second Vice
                        President, John Hancock Life Insurance Company.
Robert R. Reitano       Director and Vice President of JHVLICO; Vice President,
                        John Hancock Life Insurance Company.
Joseph A. Tomlinson     Director and Vice President of JHVLICO; Vice President,
                        John Hancock Life Insurance Company.
Daniel L. Ouellette     Vice President, Marketing, of JHVLICO; Senior Vice
                        President, John Hancock Life Insurance Company.
Edward P. Dowd          Vice President, Investments, of JHVLICO; Senior Vice
                        President, John Hancock Life Insurance Company
Roger G. Nastou         Vice President, Investments, of JHVLICO; Vice
                        President, John Hancock Life Insurance Company
Todd G. Engelsen        Vice President and Illustration Actuary of JHVLICO;
                        Second Vice President, John Hancock Life Insurance
                        Company
Julie H. Indge          Treasurer of JHVLICO; Financial Officer, John Hancock
                        Life Insurance Company
Patrick F. Smith        Controller of JHVLICO; Senior Associate Controller,
                        John Hancock Life Insurance Company.
Peter H. Scavongelli    Secretary of JHVLICO; State Compliance Officer, John
                        Hancock Life Insurance Company

  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

UNAUDITED FINANCIAL STATEMENTS

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF FINANCIAL POSITION


                                                           (Unaudited)
                                                    September 30   December 31
                                                        1999          1998
                                                    ------------  -------------
                                                          (In millions)

ASSETS
Bonds............................................    $1,246.0       $1,185.8
Preferred stocks.................................        33.9           36.5
Common stocks....................................         2.0            3.1
Investment in affiliates.........................        80.8           81.7
Mortgage loans on real estate....................       416.2          388.1
Real estate......................................        24.9           41.0
Policy loans.....................................       163.3          137.7
Cash items:
  Cash in banks..................................        (6.3)          11.4
  Temporary cash investments.....................        79.1            8.5
                                                     --------       --------
                                                         72.8           19.9
Premiums due and deferred........................        29.3           32.7
Investment income due and accrued................        38.2           29.8
Other general account assets.....................        75.8           47.5
Assets held in separate accounts.................     7,259.0        6,595.2
                                                     --------       --------
TOTAL ASSETS.....................................    $9,442.2       $8,599.0
                                                     ========       ========
OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves................................    $1,807.6       $1,652.0
  Federal income and other taxes payable.........        43.7           44.3
  Other general account obligations..............       318.2          150.9
  Transfers from separate account, net...........      (330.1)        (190.3)
  Asset valuation reserve........................        23.8           21.9
  Obligations related to separate accounts.......     7,253.0        6,589.4
                                                     --------       --------
TOTAL OBLIGATIONS................................     9,116.2        8,268.2
STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares; issued and outstanding 50,000 shares          2.5            2.5
  Paid-in capital................................       547.9          377.5
  Unassigned deficit.............................      (224.4)         (49.2)
                                                     --------       --------
TOTAL STOCKHOLDER'S EQUITY.......................       326.0          330.8
                                                     --------       --------
TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY.......    $9,442.2       $8,599.0
                                                     ========       ========


See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                                       (Unaudited)
                                                         Three months ended    Nine months ended
                                                            September 30         September 30
                                                         -------------------  ---------------------
                                                           1999      1998       1999        1998
                                                         ---------  --------  ---------  ----------
                                                                      (In millions)
INCOME
  Premiums............................................   $ 236.9    $274.7    $  689.1    $1,047.3
  Net investment income...............................      35.0      28.6        99.4        86.5
  Other, net..........................................     162.9     181.5       424.8       459.2
                                                         -------    ------    --------    --------
                                                           434.8     484.8     1,213.3     1,593.0
BENEFITS AND EXPENSES
  Payments to policyholders and
    beneficiaries.....................................      91.5      74.4       265.9       224.6
  Additions to reserves to provide for future payments
    to policyholders and beneficiaries................     223.0     333.1       659.8     1,124.0
  Expenses of providing service to policyholders and
    obtaining new insurance...........................      71.8      55.4       225.3       196.7
  State and miscellaneous taxes.......................       5.0       6.0        15.9        23.5
                                                         -------    ------    --------    --------
                                                           391.3     468.9     1,166.9     1,568.8
                                                         -------    ------    --------    --------
        GAIN FROM OPERATIONS BEFORE FEDERAL INCOME
         TAXES AND NET REALIZED CAPITAL GAINS (LOSSES)      43.5      15.9        46.4        24.2
Federal income taxes..................................      20.8       7.6        20.4        13.6
                                                         -------    ------    --------    --------
        GAIN FROM OPERATIONS BEFORE NET REALIZED
         CAPITAL GAINS (LOSSES).......................      22.7       8.3        26.0        10.6
Net realized capital gains (losses)...................       1.4       0.3         0.4        (0.6)
                                                         -------    ------    --------    --------
        NET INCOME....................................      24.1       8.6        26.4        10.0
Unassigned deficit at beginning of period.............     (52.2)    (55.2)      (49.2)      (58.3)
Net unrealized capital gains (losses) and other
 adjustments..........................................      (0.4)      1.2        (3.5)        3.7
Provision for Litigation Reserve......................    (194.9)      0.0      (194.9)        0.0
Other reserves and adjustments........................      (1.0)     (0.1)       (3.2)       (0.9)
                                                         -------    ------    --------    --------
UNASSIGNED DEFICIT AT END OF PERIOD...................   $(224.4)   $(45.5)   $ (224.4)   $  (45.5)
                                                         =======    ======    ========    ========



See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS


                                                       (Unaudited)
                                              Nine months ended September 30
                                              -------------------------------
                                                  1999              1998
                                              ------------     -- -----------
                                                      (In millions)

CASH FLOWS FROM OPERATING ACTIVITIES:
  Insurance premiums.......................      $ 691.1          $1,051.7
  Net investment income....................         92.1              81.0
  Benefits to policyholders and
    beneficiaries..........................       (358.0)           (203.2)
  Dividends paid to policyholders..........        (19.0)            (16.6)
  Insurance expenses and taxes.............       (268.1)           (243.7)
  Net transfers to separate accounts.......       (519.4)           (676.5)
  Other, net...............................        386.7             459.7
                                                 -------          --------
     NET CASH PROVIDED FROM OPERATIONS.....          5.4             452.4
                                                 -------          --------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Bond purchases...........................       (194.8)           (533.8)
  Bond sales...............................         61.2             192.6
  Bond maturities and scheduled redemptions         57.5              71.9
  Bond prepayments.........................         16.6              52.3
  Stock purchases..........................         (1.2)            (20.9)
  Proceeds from stock sales................          3.6               1.7
  Real estate purchases....................         (1.9)             (2.0)
  Real estate sales........................         17.8               1.3
  Other invested assets purchases..........         (4.5)              0.0
  Proceeds from the sale of other invested
    assets.................................          0.0               0.2
  Mortgage loans issued....................        (48.0)            (76.2)
  Mortgage loan repayments.................         19.6              20.9
  Other, net...............................         13.3            (443.8)
                                                 -------          --------
     NET CASH USED IN INVESTING ACTIVITIES         (60.8)           (735.8)
                                                 -------          --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Capital contribution.....................        170.4               0.0
  Net increase (decrease) in short-term note
    payable................................        (62.1)            152.3
                                                 -------          --------
     NET CASH PROVIDED FROM FINANCING
      ACTIVITIES...........................        108.3             152.3
                                                 -------          --------
INCREASE/DECREASE IN CASH AND TEMPORARY CASH
 INVESTMENTS...............................         52.9            (131.1)
Cash and temporary cash investments at
 beginning of year.........................         19.9             143.2
                                                 -------          --------
CASH AND TEMPORARY CASH INVESTMENTS AT END
 OF PERIOD.................................      $  72.8          $   12.1
                                                 =======          ========



See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF STOCKHOLDER'S EQUITY


                                        Common  Paid-In  Unassigned
                                        Stock   Capital   Deficit      Total
                                        ------  -------  ----------  ----------
                                                    (In millions)
For the nine months ended September
 30, 1998 (unaudited)
Balance at January 1, 1998...........    $2.5   $377.5    $(58.3)     $ 321.7
1998 Transactions:
  Capital Contribution...............
  Net gain...........................                        10.0        10.0
  Net unrealized capital gains and
    other adjustments................                         3.7         3.7
  Other reserves and adjustments.....                        (0.9)       (0.9)
                                         ----   ------    -------     -------
Balance at September 30, 1998........    $2.5   $377.5    $ (45.5)    $ 334.5
                                         ====   ======    =======     =======
For the nine months ended September
 30, 1999 (unaudited)
Balance at January 1, 1999...........    $2.5   $377.5    $ (49.2)    $ 330.8
 1999 Transactions:
  Capital Contribution...............            170.4                  170.4
  Net gain...........................                        26.4        26.4
  Net unrealized capital gains and
    other adjustments................                        (3.5)       (3.5)
  Provision for Litigation Reserve...                      (194.9)     (194.9)
  Other reserves and adjustments.....                        (3.2)       (3.2)
                                         ----   ------    -------     -------
Balance at September 30, 1999........    $2.5   $547.9    $(224.4)    $ 326.0
                                         ====   ======    =======     =======



See condensed notes to the financial statements (unaudited).

NOTE 1--BASIS OF PRESENTATION

The accompanying unaudited interim financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners, which practices differ from generally accepted accounting principles (GAAP). Pursuant to Financial Accounting Standard Board Interpretation 40, "Applicability of General Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (FIN 40), as amended which was effective for 1996 financial statements, financial statements based on statutory accounting practices can no longer be described as prepared in conformity with GAAP.

In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the nine-month period ended September 30, 1999 are not necessarily indicative of the results that may be expected for the year ended December 31, 1999.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1998 and 1997, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of John Hancock Variable Life Insurance Company at December 31, 1998 and 1997, or the results of its operations or its cash flows for the years then ended.

  Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                          ERNST & YOUNG LLP


Boston, Massachusetts
February 19, 1999

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                              December 31
                                                         ---------------------
                                                           1998        1997
                                                         ---------  ----------
                                                            (In millions)

ASSETS
Bonds--Note 6.........................................   $1,185.8    $1,092.7
Preferred stocks......................................       36.5        17.2
Common stocks.........................................        3.1         2.3
Investment in affiliates..............................       81.7        79.1
Mortgage loans on real estate--Note 6.................      388.1       273.9
Real estate...........................................       41.0        39.9
Policy loans..........................................      137.7       106.8
Cash items:
  Cash in banks.......................................       11.4        83.1
  Temporary cash investments..........................        8.5        60.1
                                                         --------    --------
                                                             19.9       143.2
Premiums due and deferred.............................       32.7        33.8
Investment income due and accrued.....................       29.8        24.7
Other general account assets..........................       47.5        16.8
Assets held in separate accounts......................    6,595.2     4,691.1
                                                         --------    --------
TOTAL ASSETS..........................................   $8,599.0    $6,521.5
                                                         ========    ========
OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves.....................................   $1,652.0    $1,124.3
  Federal income and other taxes payable--Note 1......       44.3        36.1
  Other general account obligations...................      150.9       481.9
  Transfers from separate accounts, net...............     (190.3)     (146.8)
  Asset valuation reserve--Note 1.....................       21.9        18.6
  Obligations related to separate accounts............    6,589.4     4,685.7
                                                         --------    --------
TOTAL OBLIGATIONS.....................................    8,268.2     6,199.8
STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares; issued and outstanding 50,000 shares......        2.5         2.5
  Paid-in capital.....................................      377.5       377.5
  Unassigned deficit..................................      (49.2)      (58.3)
                                                         --------    --------
TOTAL STOCKHOLDER'S EQUITY............................      330.8       321.7
                                                         --------    --------
TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY............   $8,599.0    $6,521.5
                                                         ========    ========



The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT


                                                      Year ended December 31
                                                     -----------------------
                                                        1998          1997
                                                     -----------  ----------
                                                          (In millions)

INCOME
  Premiums........................................    $1,272.3      $  872.7
  Net investment income--Note 3...................       122.8          89.7
  Other, net......................................       618.1         449.1
                                                      --------      --------
                                                       2,013.2       1,411.5
BENEFITS AND EXPENSES
  Payments to policyholders and beneficiaries.....       301.4         264.0
  Additions to reserves to provide for future
    payments to policyholders and beneficiaries...     1,360.2         826.2
  Expenses of providing service to policyholders
    and obtaining new insurance--Note 5...........       274.2         233.2
  State and miscellaneous taxes...................        28.1          19.1
                                                      --------      --------
                                                       1,963.9       1,342.5
                                                      --------      --------
     GAIN FROM OPERATIONS BEFORE FEDERAL INCOME
      TAXES AND NET REALIZED CAPITAL LOSSES.......        49.3          69.0
Federal income taxes--Note 1......................        33.1          38.5
                                                      --------      --------
     GAIN FROM OPERATIONS BEFORE NET REALIZED
      CAPITAL LOSSES..............................        16.2          30.5
Net realized capital losses--Note 4...............        (0.6)         (3.0)
                                                      --------      --------
     NET INCOME...................................        15.6          27.5
Unassigned deficit at beginning of year...........       (58.3)        (96.9)
Net unrealized capital (losses) gains and other
 adjustments--Note 4..............................        (6.0)          5.0
Other reserves and adjustments....................        (0.5)          6.1
                                                      --------      --------
UNASSIGNED DEFICIT AT END OF YEAR.................    $  (49.2)     $  (58.3)
                                                      ========      ========


The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS

                                                         Year ended December 31
                                                         ----------------------
                                                            1998        1997
                                                         ----------  ----------
                                                             (In millions)

CASH FLOWS FROM OPERATING ACTIVITIES:
  Insurance premiums ..............................       $1,275.3    $  877.0
  Net investment income ...........................          118.2        89.9
  Benefits to policyholders and beneficiaries .....         (275.5)     (245.2)
  Dividends paid to policyholders .................          (22.3)      (18.7)
  Insurance expenses and taxes ....................         (296.9)     (267.2)
  Net transfers to separate accounts ..............         (874.4)     (715.2)
  Other, net ......................................          551.3       408.9
                                                          --------    --------
     NET CASH PROVIDED FROM OPERATIONS ............          475.7       129.5
                                                          --------    --------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Bond purchases ..................................         (618.8)     (621.6)
  Bond sales ......................................          340.7       197.3
  Bond maturities and scheduled redemptions .......          111.8        34.1
  Bond prepayments ................................           76.5        51.6
  Stock purchases .................................          (23.4)      (15.7)
  Proceeds from stock sales .......................            1.9         6.7
  Real estate purchases ...........................           (4.2)       (1.3)
  Real estate sales ...............................            2.1         0.4
  Other invested assets purchases .................            0.0        (1.0)
  Proceeds from the sale of other invested assets .            0.0         0.3
  Mortgage loans issued ...........................         (145.5)      (94.5)
  Mortgage loan repayments ........................           33.2        32.4
  Other, net ......................................         (435.2)      393.1
                                                          --------    --------
     NET CASH USED IN INVESTING ACTIVITIES ........         (660.9)      (18.2)
                                                          --------    --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net increase in short-term note payable .........           61.9         0.0
                                                          --------    --------
     NET CASH PROVIDED FROM FINANCING ACTIVITIES ..           61.9         0.0
                                                          --------    --------
(DECREASE) INCREASE IN CASH AND TEMPORARY CASH
 INVESTMENTS ......................................         (123.3)      111.3
Cash and temporary cash investments at beginning of
 year .............................................          143.2        31.9
                                                          --------    --------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR        $   19.9    $  143.2
                                                          ========    ========

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of company-owned, unionized branch offices and independent general agencies. Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized over the related premium-paying period; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: During March 1998, the NAIC adopted the codification of statutory accounting practices, which is effective in 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before codification becomes effective for the Company, the Massachusetts Division of Insurance must adopt codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division of Insurance. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $3.0 million in 1998 and $2.1 million in 1997.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

The Company also records the NAIC prescribed Interest Maintenance Reserve (IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1998, the IMR, net of 1998 amortization of $2.4 million, amounted to $10.7 million, which is included in policy reserves. The corresponding 1997 amounts were $1.2 million and $7.8 million, respectively.

Goodwill: The excess of cost over the statutory book value of the net assets of life insurance business acquired was $11.4 million and $13.1 million at December 31, 1998 and 1997, respectively, and generally is amortized over a ten-year period using a straight-line method.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

Fair Value Disclosure of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1998.

Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

Policy Reserves: Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 4 1/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 4 1/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 5 1/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 4 1/2% interest for policies issued in 1995 through 1998.

Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made payments of $38.2 million in 1998 and $29.6 million in 1997.

Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

Adjustments to Policy Reserves: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. During 1997, the Company refined certain actuarial assumptions inherent in the calculation of reserves related to AIDS claims under individual life insurance policies resulting in a $6.4 million increase in stockholder's equity at December 31, 1997. No additional refinements were made during 1998.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Reclassification: Certain 1997 amounts have been reclassified to conform to the 1998 presentation.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 2--ACQUISITION

On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made contingent payments to CPAL of $1.5 million during 1998 and 1997.

On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Company
(IPL) on March 5, 1998. IPL manages the business assumed from Charter and does not currently issue new business.

NOTE 3--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:

                                                               1998      1997
                                                              ------    ------
                                                                (In millions)
Investment expenses ...................................       $ 8.3      $5.0
Interest expense ......................................         2.4       0.7
Depreciation expense ..................................         0.8       1.1
Investment taxes ......................................         0.7       0.4
                                                              -----      ----
                                                              $12.2      $7.2
                                                              =====      ====

NOTE 4--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:

                                                               1998       1997
                                                              ------     ------
                                                                 (In millions)
Net gains from asset sales ............................       $ 7.6      $ 0.8
Capital gains tax .....................................        (2.9)      (0.7)
Net capital gains transferred to IMR ..................        (5.3)      (3.1)
                                                              -----      -----
  Net Realized Capital Losses .........................       $(0.6)     $(3.0)
                                                              =====      =====

Net unrealized capital (losses) gains and other adjustments consist of the following items:

                                                               1998       1997
                                                              ------     ------
                                                                (In millions)
Net (losses) gains from changes in security values
 and book value adjustments ...........................       $(2.7)     $ 7.0
Increase in asset valuation reserve ...................        (3.3)      (2.0)
                                                              -----      -----
  Net Unrealized Capital (Losses) Gains and Other
    Adjustments .......................................       $(6.0)     $ 5.0
                                                              =====      =====

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 5--TRANSACTIONS WITH PARENT

The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1998 and 1997 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $157.5 million and $123.6 million in 1998 and 1997, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

The service fee charged to the Company by the Parent includes $0.7 million and $0.9 million in 1998 and 1997, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1998 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $4.9 million and $22.0 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $22.2 million and $10.1 million in 1998 and 1997, respectively.

The Company also has a modified coinsurance agreement with John Hancock to reinsure 50% of 1995 through 1998 issues of certain retail annuity contracts (Independence Preferred and Declaration). In connection with this agreement, the Company received a net cash payment of $12.7 million in 1998 and made a net cash payment of $1.1 million in 1997 for surrender benefits, tax, reserve increase, commission, expense allowances and premium. This agreement increased the Company's net gain from operations by $8.4 million and $9.8 million in 1998 and 1997, respectively.

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1998 and 1997 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $1.0 million in 1998 and transferred $2.4 million in 1997 of cash for mortality claims to the Company, which decreased by $0.5 million and increased by $1.3 million the Company's net gain from operations in 1998 and 1997, respectively.

At December 31, 1998, the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note is part of a revolving line of credit. Interest paid in 1998 was $2.9 million. The note is included in other general account obligations.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS

The statement value and fair value of bonds are shown below:


                                                                     Gross       Gross
                                                    Statement     Unrealized   Unrealized       Fair
             December 31, 1998                        Value          Gains       Losses         Value
             -----------------                      ---------     ----------   -----------      -----
                                                                       (In millions)
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies ................          $    5.1        $ 0.1        $ 0.0        $    5.2
Obligations of states and
 political subdivisions ...................               3.2          0.3          0.0             3.5
Corporate securities ......................             925.2         50.4         15.0           960.6
Mortgage-backed securities ................             252.3         10.0          0.1           262.2
                                                     --------        -----        -----        --------
  Total bonds .............................          $1,185.8        $60.8        $15.1        $1,231.5
                                                     ========        =====        =====        ========

             December 31, 1997
             -----------------

U.S. Treasury securities and obligations of
 U.S. government corporations and agencies           $  254.5        $ 0.2        $ 0.1        $  254.6
Obligations of states and political
 subdivisions .............................              12.1          1.0          0.0            13.1
Debt securities issued by foreign
 governments ..............................               0.2          0.0          0.0             0.2
Corporate securities ......................             712.7         43.9          2.7           753.9
Mortgage-backed securities ................             113.2          3.5          0.0           116.7
                                                     --------        -----        -----        --------
  Total bonds .............................          $1,092.7        $48.6        $ 2.8        $1,138.5
                                                     ========        =====        =====        ========

The statement value and fair value of bonds at December 31, 1998, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                                                        Statement       Fair
                                                          Value         Value
                                                        ---------      -------
                                                             (In millions)

Due in one year or less ...........................     $   57.3       $   59.1
Due after one year through five years .............        283.4          294.1
Due after five years through ten years ............        374.9          388.7
Due after ten years ...............................        217.9          227.4
                                                        --------       --------
                                                           933.5          969.3
Mortgage-backed securities ........................        252.3          262.2
                                                        --------       --------
                                                        $1,185.8       $1,231.5
                                                        ========       ========

Gross gains of $3.4 million in 1998 and $1.1 million in 1997 and gross losses of $0.7 million in 1998 and $4.5 million in 1997 were realized from the sale of bonds.

At December 31, 1998, bonds with an admitted asset value of $8.6 million were on deposit with state insurance departments to satisfy regulatory requirements.

The cost of common stocks was $2.1 million and $0.0 million at December 31, 1998 and 1997, respectively. At December 31, 1998, gross unrealized appreciation on common stocks totaled $1.3 million, and gross unrealized

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS--CONTINUED

depreciation totaled $0.3 million. The fair value of preferred stock totaled $36.5 million at December 31, 1998 and $17.2 million at December 31, 1997.

Bonds with amortized cost of $0.9 million were non-income producing for the twelve months ended December 31, 1998.

At December 31, 1998, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.


                                   Statement                   Geographic             Statement
          Property Type              Value                    Concentration             Value
          -------------            ---------                  -------------           ---------
                                 (In millions)                                       (In millions)
Apartments ......................   $106.4          East North Central ..............   $ 56.4
Hotels ..........................      9.6          East South Central ..............      0.9
Industrial ......................     71.9          Middle Atlantic .................     26.2
Office buildings ................     78.2          Mountain ........................     27.5
Retail ..........................     29.6          New England .....................     36.9
Agricultural ....................     71.5          Pacific .........................     96.4
Other ...........................     20.9          South Atlantic ..................     83.8
                                                    West North Central ..............     13.1
                                                    West South Central ..............     43.3
                                                    Other ...........................      3.6
                                    ------                                              ------
                                    $388.1                                              $388.1
                                    ======                                              ======

At December 31, 1998, the fair values of the commercial and agricultural mortgage loans portfolios were $331.3 million and $70.0 million, respectively. The corresponding amounts as of December 31, 1997 were approximately $243.8 million and $42.0 million, respectively.

The maximum and minimum lending rates for mortgage loans during 1998 were 9.19% and 6.82% for agricultural loans and 8.88% and 6.56% for other properties. Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

NOTE 7--REINSURANCE

The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1998 were $590.2 million, $21.5 million, and $8.2 million, respectively. The corresponding amounts in 1997 were $427.4 million, $18.3 million, and $10.1 million, respectively.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 7--REINSURANCE--CONTINUED

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1998 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

NOTE 8--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The notional amounts, carrying values and estimated fair values of the Company's derivative instruments were as follows at December 31:

                                                                              Assets (Liabilities)
                                         Number of Contracts/   -------------------------------------------------
                                           Notional Amounts               1998                      1997
                                         --------------------   ----------------------    -----------------------
                                                                 Carrying       Fair       Carrying        Fair
                                          1998         1997       Value         Value        Value         Value
                                         ------       ------     -------       -------    ---------       -------
                                                                    ($ In millions)
Futures contracts to
 sell securities ................           947          367      $(0.5)       $(0.5)        $(0.4)       $(0.4)
Interest rate swap
 agreements .....................        $365.0       $245.0         --        (17.7)           --         (7.8)
Interest rate cap
 agreements .....................          89.4         89.4        3.1          3.1           1.4           1.4
Currency rate swap
 agreements .....................          15.8         14.3         --         (3.3)           --         (2.1)

The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

The futures contracts expire in 1999. The interest rate swap agreements expire in 1999 to 2009. The interest rate cap agreements expire in 2006 to 2007. The currency rate swap agreements expire in 2006 to 2009.

The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 9--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows:

                                                       December 31, 1998      Percent
                                                       -----------------      -------
                                                         (In millions)
Subject to discretionary withdrawal (with adjustment)
  With market value adjustment ........................    $    0.9              0.1%
  At book value less surrender charge .................     1,677.9             88.8
                                                           --------           ------
     Total with adjustment ............................     1,678.8             88.9
Subject to discretionary withdrawal at book value
 (without adjustment) .................................       203.6             10.8
Not subject to discretionary withdrawal--general
 account ..............................................         6.5              0.3
                                                           --------           ------
     Total annuity reserves and deposit
      liabilities .....................................    $1,888.9            100.0%
                                                           ========           ======

NOTE 10--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $5.9 million and $24.8 million, respectively, at December 31, 1998. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $32.1 million at December 31, 1998. The majority of these commitments expire in 1999.

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1998. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 11--FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                              Year Ended December 31
                                               --------------------------------------------------
                                                          1998                       1997
                                               -----------------------     ----------------------
                                                Carrying        Fair        Carrying       Fair
                                                 Amount         Value        Amount        Value
                                               ----------      -------     ----------     -------
                                                                   (In millions)
Assets
  Bonds--Note 6 ............................    $1,185.8      $1,231.5      $1,092.7      $1,138.5
  Preferred stocks--Note 6 .................        36.5          36.5          17.2          17.2
  Common stocks--Note 6 ....................         3.1           3.1           2.3           2.3
  Mortgage loans on real
    estate--Note 6 .........................       388.1         401.3         273.9         285.8
  Policy loans--Note 1 .....................       137.7         137.7         106.8         106.8
  Cash and cash
    equivalents--Note 1 ....................        19.9          19.9         143.2         143.2
Derivatives assets
 (liabilities) relating
 to:--Note 8
  Futures contracts ........................        (0.5)         (0.5)         (0.4)         (0.4)
  Interest rate swaps ......................          --         (17.7)           --          (7.8)
  Currency rate swaps ......................          --          (3.3)           --          (2.1)
  Interest rate caps .......................         3.1           3.1           1.4           1.4
Liabilities
  Commitments--Note 10 .....................          --          32.1            --         194.5

The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

NOTE 12--IMPACT OF YEAR 2000 (UNAUDITED)

The Company relies on John Hancock, its parent company, for information processing services. John Hancock is executing its plan to address the impact of the Year 2000 issues that result from computer programs being written using two digits to reflect the year rather than four to define the applicable year and century. Historically, the first two digits were hardcoded to save memory. Many of John Hancock's computer programs that have date-sensitive software, including those relied upon by the Company, may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in an information technology
(IT) system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities. In addition, non-IT systems including, but not limited to, security alarms, elevators and telephones are subject to malfunction due to their dependence on embedded technology such as microcontrollers for proper operation. As described, the Year 2000 project presents a number of challenges for financial institutions since the correction of Year 2000 issues in IT and non-IT systems will be complex and costly for the entire industry.

John Hancock began to address the Year 2000 project as early as 1994. John Hancock's plan to address the Year 2000 Project includes an awareness campaign, an assessment period, a renovation stage, validation work and an implementation of Company solutions.

The continuous awareness campaign serves several purposes: defining the problem, gaining executive level support and sponsorship, establishing a team and overall strategy, and assessing existing information system management resources. Additionally, the awareness campaign establishes an education process to ensure that all employees are aware of the Year 2000 issue and knowledgeable of their role in securing solutions.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 12--IMPACT OF YEAR 2000 (UNAUDITED)--CONTINUED

The assessment phase, which was completed for both IT and non-IT systems as of April 1998, included the identification, inventory, analysis, and prioritization of IT and non-IT systems and processes to determine their conversion or replacement.

The renovation stage reflects the conversion, validation, replacement, or elimination of selected platforms, applications, databases and utilities, including the modification of applicable interfaces. Additionally, the renovation stage includes performance, functionality, and regression testing and implementation. As of December 31, 1998, the renovation phase was substantially complete for computer applications, systems and desktops. For all remaining components, the renovation phase is underway and will be complete before the end of the second quarter of 1999.

The validation phase consists of the compliance testing of renovated systems. The validation phase is expected to be complete by mid 1999, after renovation is accomplished. Testing facilities will be used through the remainder of 1999 to perform special functional testing. Special functional testing includes testing, as required, with material third parties and industry groups and performing reviews of "dry runs" of year-end activities. Scheduled testing of material relationships with third parties, including those impacting the Company, is underway. It is anticipated that testing with material business partners will continue through much of 1999.

Finally, the implementation phase involves the actual implementation of converted or replaced platforms, applications, databases, utilities, interfaces, and contingency planning. Implementation is being performed concurrently during the renovation phase and is expected to be completed before the end of the second quarter of 1999.

The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1998, John Hancock has incurred and expensed approximately $9.8 million in related payroll costs for its internal IT personnel on the project. The estimated range of remaining internal IT personnel costs of the project is approximately $8 to $9 million. Through December 31, 1998, John Hancock has incurred and expensed approximately $36.4 million in external costs for the project. The estimated range of remaining external costs of the project is approximately $35 to $36 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $18 million in internal IT personnel, $7.4 million in the external modification of software, $34.2 million for external solution providers, $19.4 million in replacement costs of non-compliant IT systems and $12.6 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $90 to $95 million. However, there can be no guarantee that these estimates will be achieved and actual results could materially differ from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 12--IMPACT OF YEAR 2000 (UNAUDITED)--CONTINUED

John Hancock's total Year 2000 project costs include the estimated impact of external solution providers and are based on presently available information. However, there is no guarantee that the systems of other companies that John Hancock's systems rely on will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with John Hancock's systems, including those upon which the Company relies, would not have material adverse effect on John Hancock or the Company. It is documented in trade publications that companies in foreign countries are not acting as intensively as domestic companies to remediate Year 2000 issues. Accordingly, it is expected that Company facilities based outside the United States face higher degrees of risks from data exchanges with material business partners. In addition, the Company has numerous customers that hold products of the Company. Nearly all products sold by the Company contain date sensitive data, examples of which are policy expiration dates, birth dates and premium payment dates. Finally, the regulated nature of the Company's industry exposes it to potential supervisory or enforcement actions relating to Year 2000 issues.

John Hancock's contingency planning initiative related to the Year 2000 project is underway. The plan is addressing John Hancock's readiness as well as that of material business partners on whom John Hancock and the Company depend. John Hancock's contingency plans are being designed to keep each subsidiary's operations functioning in the event of a failure or delay due to the Year 2000 record format and date calculation changes. Contingency plans are being constructed based on the foundation of extensive business resumption plans that John Hancock has maintained and updated periodically, which outline responses to situations that may affect critical business functions. These plans also provide emergency operations guidance, which defines a documented order of actions to respond to problems. These extensive business resumption plans are being enhanced to cover Year 2000 situations.

                         UNAUDITED FINANCIAL STATEMENTS
                         ------------------------------

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENT OF ASSETS AND LIABILITIES

                               SEPTEMBER 30, 1999


                                                                              INTERNATIONAL
                                            LARGE CAP         SOVEREIGN           EQUITY          SMALL CAP       INTERNATIONAL
                                             GROWTH              BOND             INDEX            GROWTH            BALANCED
                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                           ------------      ------------      ------------      ------------      ------------
ASSETS
Investments in shares of portfolios  of
 John Hancock Variable Series Trust I,
 at value ..............................    $92,200,781       $39,346,141       $21,832,323       $15,284,598       $ 4,084,101
Investments in shares of portfolios  of
 M Fund Inc., at value .................             --                --                --                --                --
Receivable from:
 John Hancock Variable Series Trust I ..         54,995           229,864            22,731                --            10,203
 M Fund Inc. ...........................             --                --                --                --                --
                                            -----------       -----------       -----------       -----------       -----------
Total assets ...........................     92,255,776        39,576,005        21,855,054        15,284,598         4,094,304
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance
  Company ..............................             --                --                --                --                --
 M Fund Inc. ...........................             --                --                --                --                --
Asset charges payable ..................            911               361               246               175                38
                                            -----------       -----------       -----------       -----------       -----------
Total liabilities ......................            911               361               246               175                38
                                            -----------       -----------       -----------       -----------       -----------
Net assets .............................    $92,254,865       $39,575,644       $21,854,808       $15,284,423       $ 4,094,266
                                            ===========       ===========       ===========       ===========       ===========

                                              MID CAP          LARGE CAP          MONEY            MID CAP          SMALL/MID
                                              GROWTH            VALUE             MARKET            VALUE           CAP GROWTH
                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                           ------------      ------------      ------------      ------------      ------------
ASSETS
Investments in shares of portfolios of
 John Hancock Variable Series Trust I,
 at value ..............................    $27,931,146       $29,520,166       $83,999,034       $17,751,143       $ 7,148,507
Investments in shares of portfolios of
 M Fund Inc., at value .................             --                --                --                --                --
Receivable from:
 John Hancock Variable Series Trust I ..             --            45,438            11,775             5,708                --
 M Fund Inc. ...........................             --                --                --                --                --
                                            -----------       -----------       -----------       -----------       -----------
Total assets ...........................     27,931,146        29,565,604        84,010,809        17,756,851         7,148,507
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance
  Company ..............................             --                --                --                --                --
 M Fund Inc. ...........................             --                --                --                --                --
Asset charges payable                               306               274               979               186                87
                                            -----------       -----------       -----------       -----------       -----------
Total liabilities ......................            306               274               979               186                87
                                            -----------       -----------       -----------       -----------       -----------
Net assets .............................    $27,930,840       $29,565,330       $84,009,830       $17,756,665       $ 7,148,420
                                            ===========       ===========       ===========       ===========       ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

                               SEPTEMBER 30, 1999

                                          REAL ESTATE         GROWTH &                              SHORT-TERM        SMALL CAP
                                             EQUITY            INCOME            MANAGED               BOND             VALUE
                                           SUBACCOUNT        SUBACCOUNT         SUBACCOUNT          SUBACCOUNT        SUBACCOUNT
                                          -----------        ----------         ----------          ----------        ----------
ASSETS
Investments in shares of portfolios of
 John Hancock Variable Series Trust I,
 at value ..............................  $ 10,906,437       $173,115,471       $115,657,144       $ 11,871,018       $ 14,572,300
Investments in shares of portfolios of
 M Fund Inc., at value .................            --                 --                 --                 --                 --
Receivable from:
 John Hancock Variable Series Trust I ..       104,247            174,505            292,487             61,438             14,293
 M Fund Inc. ...........................            --                 --                 --                 --                 --
                                          ------------       ------------       ------------       ------------       ------------
Total assets ...........................    11,010,684        173,289,976        115,949,631         11,932,456         14,586,593
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance
  Company ..............................            --                 --                 --                 --                 --
 M Fund Inc. ...........................            --                 --                 --                 --                 --
Asset charges payable ..................            90              2,171              1,752                107                187
                                          ------------       ------------       ------------       ------------       ------------
Total liabilities ......................            90              2,171              1,752                107                187
                                          ------------       ------------       ------------       ------------       ------------
Net assets .............................  $ 11,010,594       $173,287,805       $115,947,879       $ 11,932,349       $ 14,586,406
                                          ============       ============       ============       ============       ============

                                                                                                     TURNER             BRANDES
                                         INTERNATIONAL         EQUITY             GLOBAL              CORE          INTERNATIONAL
                                         OPPORTUNITIES         INDEX               BOND              GROWTH             EQUITY
                                           SUBACCOUNT        SUBACCOUNT         SUBACCOUNT          SUBACCOUNT        SUBACCOUNT
                                         -------------       ----------         ----------          ----------      -------------
ASSETS
Investments in shares of portfolios of
 John Hancock Variable Series Trust  I,
 at value ..............................  $ 23,208,617       $103,805,746       $  8,153,781       $  7,571,495       $ 11,847,858
Investments in shares of portfolios of
 M Fund Inc., at value .................            --                 --                 --                 --                 --
Receivable from:
 John Hancock Variable Series Trust I ..         6,844            136,338             33,554                 --                 --
 M Fund Inc. ...........................            --                 --                 --                 --                 --
                                          ------------       ------------       ------------       ------------       ------------
Total assets ...........................    23,215,461        103,942,084          8,187,335          7,571,495         11,847,858
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance
  Company ..............................            --                 --                 --                 --                 --
 M Fund Inc. ...........................            --                 --                 --                 --                 --
Asset charges payable ..................           254                996                 95                 77                103
                                          ------------       ------------       ------------       ------------       ------------
Total liabilities ......................           254                996                 95                 77                103
                                          ------------       ------------       ------------       ------------       ------------
Net assets .............................  $ 23,215,207       $103,941,088       $  8,187,240       $  7,571,418       $ 11,847,755
                                          ============       ============       ============       ============       ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

                               SEPTEMBER 30, 1999


                                             FRONTIER                  EMERGING                                           HIGH
                                              CAPITAL     ENHANCED      MARKETS     GLOBAL       BOND     SMALL/MID      YIELD
                                           APPRECIATION  U.S. EQUITY    EQUITY      EQUITY      INDEX      CAP CORE       BOND
                                            SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                           ------------  -----------  ----------  ----------  ----------  ----------   ----------
ASSETS
Investments in shares of portfolios of
 John Hancock Variable Series Trust I, at
 value ..................................  $12,627,493  $ 4,469,282  $ 3,746,618  $ 2,109,315  $   507,671  $ 2,826,207  $   462,394
Investments in shares of portfolios of M
 Fund Inc., at value ....................           --           --           --           --           --           --           --
Receivable from:
 John Hancock Variable Series Trust I ...           --           --       25,297           --          476       15,484          840
 M Fund Inc. ............................           --           --           --           --           --           --           --
                                           -----------  -----------  -----------  -----------  -----------  -----------  -----------
Total assets ............................   12,627,493    4,469,282    3,771,915    2,109,315      508,147    2,841,691      463,234

LIABILITIES
Payable to:
 John Hancock Variable Life
  Insurance Company .....................           --           --           --           --           --           --           --
 M Fund Inc. ............................           --           --           --           --           --           --           --
Asset charges payable ...................          114           41           33           27            6           37            6
                                           -----------  -----------  -----------  -----------  -----------  -----------  -----------
Total liabilities .......................          114           41           33           27            6           37            6
                                           -----------  -----------  -----------  -----------  -----------  -----------  -----------
Net assets ..............................  $12,627,379  $ 4,469,241  $ 3,771,882  $ 2,109,288  $   508,141  $ 2,841,654  $   463,228
                                           ===========  ===========  ===========  ===========  ===========  ===========  ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                            STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED SEPTEMBER 30, 1999, AND THE YEARS ENDED DECEMBER 31, 1998,
                             AND DECEMBER 31, 1997


                                                   LARGE CAP GROWTH                                 SOVEREIGN BOND
                                                      SUBACCOUNT                                      SUBACCOUNT
                                      -------------------------------------------    ---------------------------------------------
                                          1999           1998            1997            1999            1998             1997
                                      -----------     -----------     -----------     -----------     -----------      -----------
Investment income:
 Distributions received from:
  John Hancock Variable Series
   Trust I ......................     $   227,104     $ 6,312,073     $ 2,884,498     $ 2,002,341     $ 2,190,901      $   855,742
  M Fund Inc. ...................                              --              --                              --               --
                                      -----------     -----------     -----------     -----------     -----------      -----------
Total investment income .........         227,104       6,312,073       2,884,498       2,002,341       2,190,901          855,742
Expenses:
 Mortality and expense risks ....         229,975         168,652          91,256          94,007          93,556           39,184
                                      -----------     -----------     -----------     -----------     -----------      -----------
Net investment income (loss) ....          (2,871)      6,143,421       2,793,242       1,908,334       2,097,345          816,558
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses) ....       3,387,468       1,750,881         619,721      (1,027,518)        185,230           80,538
 Net unrealized appreciation
  (depreciation) during the
  period ........................        (113,963)      8,041,022       2,301,920      (1,369,595)       (378,058)          63,687
                                      -----------     -----------     -----------     -----------     -----------      -----------
Net realized and unrealized gain
 (loss) on investments ..........       3,273,505       9,791,903       2,921,641      (2,397,113)       (192,828)         144,225
                                      -----------     -----------     -----------     -----------     -----------      -----------
Net increase (decrease) in net
 assets resulting from
 operations .....................     $ 3,270,634     $15,935,324     $ 5,714,883     $  (488,779)    $ 1,904,517      $   960,783
                                      ===========     ===========     ===========     ===========     ===========      ===========

                                                INTERNATIONAL EQUITY INDEX                         SMALL CAP GROWTH
                                                        SUBACCOUNT                                    SUBACCOUNT
                                      -------------------------------------------    ---------------------------------------------
                                          1999            1998            1997            1999           1998             1997*
                                      -----------     -----------     -----------     -----------     -----------      -----------
Investment income:
 Distributions received from:
  John Hancock Variable Series
   Trust I ......................     $   195,872     $ 1,930,710     $   422,913     $        --     $        --      $       473
  M Fund Inc. ...................                              --              --              --              --               --
                                      -----------     -----------     -----------     -----------     -----------      -----------
Total investment income .........         195,872       1,930,710         422,913              --              --              473
Expenses:
 Mortality and expense risks ....          54,048          45,651          33,893          37,686          22,593            6,547
                                      -----------     -----------     -----------     -----------     -----------      -----------
Net investment income (loss) ....         141,824       1,885,059         389,020         (37,686)        (22,593)          (6,074
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses) ....        (142,141)        152,030         244,810       1,498,613          58,729           21,707
 Net unrealized appreciation
  (depreciation) during the
  period ........................       1,614,434          78,480      (1,219,540)        195,008       1,070,805          126,699
                                      -----------     -----------     -----------     -----------     -----------      -----------
Net realized and unrealized gain
 (loss) on investments ..........       1,472,293         230,510        (974,730)      1,693,621       1,129,534          148,406
                                      -----------     -----------     -----------     -----------     -----------      -----------
Net increase (decrease) in net
 assets resulting from
 operations .....................     $ 1,614,117     $ 2,115,569     $  (585,710)    $ 1,655,935     $ 1,106,941      $   142,332
                                      ===========     ===========     ===========     ===========     ===========      ===========



---------
* From May 1, 1997 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE PERIOD ENDED SEPTEMBER 30, 1999, AND THE YEARS ENDED DECEMBER 31, 1998,
                             AND DECEMBER 31, 1997


                                                INTERNATIONAL BALANCED                               MID CAP GROWTH
                                                      SUBACCOUNT                                       SUBACCOUNT
                                    --------------------------------------------      --------------------------------------------

                                        1999             1998            1997*           1999             1998            1997*
                                    -----------      -----------     -----------      -----------      -----------     -----------

Investment income:
 Distributions received from:
  John Hancock Variable Series
   Trust I ......................   $    80,598      $   185,760     $    61,249      $        --      $ 1,114,374     $        --
  M Fund Inc. ...................                             --              --               --               --              --
                                    -----------      -----------     -----------      -----------      -----------     -----------
Total investment income .........        80,598          185,760          61,249                         1,114,374              --
Expenses:
 Mortality and expense risks ....        10,024            9,687           4,443           58,615           26,123           8,287
                                    -----------      -----------     -----------      -----------      -----------     -----------
Net investment income (loss) ....        70,574          176,073          56,806          (58,615)       1,088,251          (8,287)
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses) ....        16,541           24,206           8,667        3,658,156          599,619           1,235
 Net unrealized appreciation
  (depreciation) during the
  period ........................      (154,517)         147,461         (67,714)       2,310,392        1,184,263         486,186
                                    -----------      -----------     -----------      -----------      -----------     -----------
Net realized and unrealized gain
 (loss) on investments ..........      (137,976)         171,667         (59,047)       5,968,548        1,783,882         487,421
                                    -----------      -----------     -----------      -----------      -----------     -----------
Net increase (decrease) in net
 assets resulting from
 operations .....................   $   (67,402)     $   347,740     $    (2,241)     $ 5,909,933      $ 2,872,133     $   479,134
                                    ===========      ===========     ===========      ===========      ===========     ===========

                                                   LARGE CAP VALUE                                     MONEY MARKET
                                                      SUBACCOUNT                                        SUBACCOUNT
                                    --------------------------------------------      --------------------------------------------
                                        1999             1998           1997*             1999             1998           1997
                                    -----------      -----------     -----------      -----------      -----------     -----------
Investment income:
 Distributions received from:
  John Hancock Variable Series
   Trust I ......................   $   347,879      $   797,874     $   194,199      $ 2,315,311      $ 1,854,829     $   758,434
  M Fund Inc. ...................            --               --              --               --               --              --
                                    -----------      -----------     -----------      -----------      -----------     -----------
Total investment income .........       347,879          797,874         194,199        2,315,311        1,854,829         758,434
Expenses:
 Mortality and expense risks ....        63,869           41,415          11,163          212,053          167,813          66,882
                                    -----------      -----------     -----------      -----------      -----------     -----------
Net investment income ...........       284,010          756,459         183,036        2,103,258        1,687,016         691,552
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains .............       518,175          330,827         164,821               --               --              --
 Net unrealized appreciation
  (depreciation) during the
  period ........................      (959,529)         145,355         279,449               --               --              --
                                    -----------      -----------     -----------      -----------      -----------     -----------
Net realized and unrealized gain
 (loss) on investments ..........      (441,354)         476,182         444,270               --               --              --
                                    -----------      -----------     -----------      -----------      -----------     -----------
Net increase (decrease) in net
 assets resulting from
 operations ....................    $  (157,344)     $ 1,232,641     $   627,306      $ 2,103,258      $ 1,687,016     $   691,552
                                    ===========      ===========     ===========      ===========      ===========     ===========



---------
* From May 1, 1997 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE PERIOD ENDED SEPTEMBER 30, 1999, AND THE YEARS ENDED DECEMBER 31, 1998,
                             AND DECEMBER 31, 1997


                                                    MID CAP VALUE                                      SMALL/MID CAP
                                                      SUBACCOUNT                                     GROWTH SUBACCOUNT
                                    ---------------------------------------------      --------------------------------------------
                                        1999            1998             1997*            1999             1998           1997*
                                    -----------      -----------      -----------      -----------      -----------     -----------
Investment income:
 Distributions received from:
  John Hancock Variable Series
   Trust I .....................    $    81,045      $   120,469      $   446,081      $        --      $   142,469     $   878,600
  M Fund Inc. ..................             --               --               --               --               --              --
                                    -----------      -----------      -----------      -----------      -----------     -----------
Total investment income ........         81,045          120,469          446,081               --          142,469         878,600
Expenses:
 Mortality and expense risks ...         50,885           45,020           11,421           24,475           34,432          35,934
                                    -----------      -----------      -----------      -----------      -----------     -----------
Net investment income (loss) ...         30,160           75,449          434,660          (24,475)         108,037         842,666
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses) ...     (1,028,769)        (538,516)         101,787           89,273          232,246         297,666
 Net unrealized appreciation
  (depreciation) during the
  period .......................        191,362         (830,390)         (39,717)        (414,715)         236,333        (730,748)
                                    -----------      -----------      -----------      -----------      -----------     -----------
Net realized and unrealized gain
 (loss) on investments .........       (837,407)      (1,368,906)          62,070         (325,442)         468,579        (433,082)
                                    -----------      -----------      -----------      -----------      -----------     -----------
Net increase (decrease) in net
 assets resulting from
 operations ....................    $  (807,247)     $(1,293,457)     $   496,730      $  (349,917)     $   576,616     $   409,584
                                    ===========      ===========      ===========      ===========      ===========     ===========

                                                  REAL ESTATE EQUITY                                 GROWTH & INCOME
                                                      SUBACCOUNT                                        SUBACCOUNT
                                    ---------------------------------------------      --------------------------------------------
                                        1999             1998             1997            1999              1998           1997
                                    -----------      -----------      -----------      -----------      -----------     -----------
Investment income:
 Distributions received from:
  John Hancock Variable Series
   Trust I .....................    $   411,677      $   305,783      $   246,677      $ 1,174,537      $ 9,266,175     $ 5,917,063
  M Fund Inc. ..................             --               --               --               --               --              --
                                    -----------      -----------      -----------      -----------      -----------     -----------
Total investment income ........        411,677          305,783          246,677        1,174,537        9,266,175       5,917,063
Expenses:
 Mortality and expense risks ...         21,292           22,716           13,879          496,079          290,361         169,135
                                    -----------      -----------      -----------      -----------      -----------     -----------
Net investment income ..........        390,385          283,067          232,798          678,458        8,975,814       5,747,928
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses) ...       (468,995)        (454,979)         252,095        5,350,546        2,061,212       2,390,414
 Net unrealized appreciation
  (depreciation) during the
  period .......................        (73,436)        (698,676)         (13,488)      (5,293,387)       7,759,307         435,778
                                    -----------      -----------      -----------      -----------      -----------     -----------
Net realized and unrealized gain
 (loss) on investments .........       (542,431)      (1,153,655)         238,607           57,159        9,820,519       2,826,192
                                    -----------      -----------      -----------      -----------      -----------     -----------
Net increase (decrease) in net
 assets resulting from
 operations ....................    $  (152,046)     $  (870,588)     $   471,405      $   735,617      $18,796,333     $ 8,574,120
                                    ===========      ===========      ===========      ===========      ===========     ===========



---------
* From May 1, 1997 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE PERIOD ENDED SEPTEMBER 30, 1999, AND THE YEARS ENDED DECEMBER 31, 1998,
                             AND DECEMBER 31, 1997


                                                          MANAGED                                   SHORT-TERM BOND
                                                        SUBACCOUNT                                     SUBACCOUNT
                                      ---------------------------------------------     -------------------------------------------
                                            1999           1998             1997            1999           1998            1997*
                                      -----------      -----------      -----------     -----------     -----------     -----------
Investment income:
 Distributions received from:
  John Hancock Variable Series
   Trust I..........................    $ 1,923,327     $ 3,606,186     $ 1,879,954     $   774,406     $   977,164     $   415,542
  M Fund Inc........................             --              --              --              --              --              --
                                        -----------     -----------     -----------     -----------     -----------     -----------
Total investment income.............      1,923,327       3,606,186       1,879,954         774,406         977,164         415,542
Expenses:
 Mortality and expense risks........        326,877         121,905          65,383          40,485          50,947          20,551
                                        -----------     -----------     -----------     -----------     -----------     -----------
Net investment income...............      1,596,450       3,484,281       1,814,571         733,921         926,217         394,991
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses)........      1,839,191         278,186         171,318        (409,973)         24,740          35,294
 Net unrealized appreciation
  (depreciation) during the
  period............................     (5,324,871)      1,791,231         715,231         (33,284)       (136,999)        (25,976)
                                        -----------     -----------     -----------     -----------     -----------     -----------
Net realized and unrealized gain
 (loss) on investments..............     (3,485,680)      2,069,417         886,549        (443,257)       (112,259)          9,318
                                        -----------     -----------     -----------     -----------     -----------     -----------
Net increase (decrease) in net
 assets resulting from operations...    $(1,889,230)    $ 5,553,698     $ 2,701,120     $   290,664     $   813,958     $   404,309
                                        ===========     ===========     ===========     ===========     ===========     ===========


                                                      SMALL CAP VALUE                           INTERNATIONAL OPPORTUNITIES
                                                         SUBACCOUNT                                      SUBACCOUNT
                                      ---------------------------------------------     -------------------------------------------
                                             1999           1998           1997*           1999             1998           1997*
                                      -----------      -----------      -----------     -----------     -----------     -----------
Investment income:
 Distributions received from:
  John Hancock Variable Series
   Trust I..........................    $    52,178     $    47,350     $   299,278     $   194,885     $   103,399     $    69,078
  M Fund Inc........................             --              --              --              --              --              --
                                        -----------     -----------     -----------     -----------     -----------     -----------
Total investment income.............         52,178          47,350         299,278         194,885         103,399          69,078
Expenses:
 Mortality and expense risks........         47,179          33,335           8,494          62,943          50,003          13,177
                                        -----------     -----------     -----------     -----------     -----------     -----------
Net investment income...............          4,999          14,015         290,784         131,942          53,396          55,901
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses)........       (615,546)         (9,919)         75,149         591,897         191,495          80,782
 Net unrealized appreciation
  (depreciation) during the
  period............................        214,351        (523,693)        (18,626)        889,233       1,108,416        (260,664)
                                        -----------     -----------     -----------     -----------     -----------     -----------
Net realized and unrealized gain
 (loss) on investments..............       (401,195)       (533,612)         56,523       1,481,130       1,299,911        (179,882)
                                        -----------     -----------     -----------     -----------     -----------     -----------
Net increase (decrease) in net
 assets resulting from
 operations.........................    $  (396,196)    $  (519,597)    $   347,307     $ 1,613,072     $ 1,353,307     $  (123,981)
                                        ===========     ===========     ===========     ===========     ===========     ===========

---------
* From May 1, 1997 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE PERIOD ENDED SEPTEMBER 30, 1999, AND THE YEARS ENDED DECEMBER 31, 1998,
                             AND DECEMBER 31, 1997

                                                              EQUITY INDEX                            GLOBAL BOND
                                                               SUBACCOUNT                              SUBACCOUNT
                                                 --------------------------------------  --------------------------------------
                                                     1999         1998          1997*       1999          1998         1997*
                                                 -----------   -----------  -----------  -----------   -----------  -----------
Investment income:
 Distributions received from:
  John Hancock Variable Series Trust I.......... $   928,898   $ 1,337,750  $   409,920  $   294,776   $   303,545  $    74,850
  M Fund Inc....................................          --            --           --           --            --           --
                                                 -----------   -----------  -----------  -----------   -----------  -----------
Total investment income.........................     928,898     1,337,750      409,920      294,776       303,545       74,850
Expenses:
 Mortality and expense risks....................     225,185       126,021       31,223       26,235        19,894        3,820
                                                 -----------   -----------  -----------  -----------   -----------  -----------
Net investment income...........................     703,713     1,211,729      378,697      268,541       283,651       71,030
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)....................   5,336,591       691,270      901,978     (118,680)       81,659        8,335
 Net unrealized appreciation (depreciation)
  during the period.............................  (4,169,903)    6,098,919      392,256     (347,529)       43,608      (11,727)
                                                 -----------   -----------  -----------  -----------   -----------  -----------
Net realized and unrealized gain (loss) on
 investments....................................   1,166,688     6,790,189    1,294,234     (466,209)      125,267       (3,392)
                                                 -----------   -----------  -----------  -----------   -----------  -----------
Net increase (decrease) in net assets resulting
 from operations................................ $ 1,870,401   $ 8,001,918  $ 1,672,931  $  (197,668)  $   408,918  $    67,638
                                                 ===========   ===========  ===========  ===========   ===========  ===========

                                                            TURNER CORE GROWTH                    BRANDES INTERNATIONAL
                                                                SUBACCOUNT                          EQUITY SUBACCOUNT
                                                 --------------------------------------  --------------------------------------
                                                     1999          1998         1997         1999          1998         1997
                                                 -----------   -----------  -----------  -----------   -----------  -----------
Investment income:
 Distributions received from:
  John Hancock Variable Series Trust I.......... $   292,199   $        --  $        --  $        --   $        --  $        --
  M Fund Inc....................................          --        84,940       91,360           --       358,080       32,677
                                                 -----------   -----------  -----------  -----------   -----------  -----------
Total investment income.........................     292,199        84,940       91,360           --       358,080       32,677
Expenses:
 Mortality and expense risks....................      21,010         7,737        4,071       22,958        14,434        7,502
                                                 -----------   -----------  -----------  -----------   -----------  -----------
Net investment income (loss)....................     271,189        77,203       87,289      (22,958)      343,646       25,175
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains.............................     941,075       156,278       76,711      461,333        89,337       12,541
 Net unrealized appreciation (depreciation)
  during the period.............................    (717,538)      562,620       32,626    1,215,652        91,915      (26,022)
                                                 -----------   -----------  -----------  -----------   -----------  -----------
Net realized and unrealized gain (loss) on
 investments....................................     223,537       718,898      109,337    1,676,985       181,252      (13,481)
                                                 -----------   -----------  -----------  -----------   -----------  -----------
Net increase (decrease) in net assets resulting
 from operations................................ $   494,726   $   796,101  $   196,626  $ 1,654,027   $   524,898  $    11,694
                                                 ===========   ===========  ===========  ===========   ===========  ===========



---------
* From May 1, 1997 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

FOR THE PERIOD ENDED SEPTEMBER 30, 1999, AND THE YEARS ENDED DECEMBER 31, 1998,
                             AND DECEMBER 31, 1997


                                               FRONTIER CAPITAL APPRECIATION                        ENHANCED U.S. EQUITY
                                                         SUBACCOUNT                                     SUBACCOUNT
                                        -------------------------------------------     -------------------------------------------
                                            1999            1998            1997           1999            1998            1997
                                        -----------     -----------     -----------     -----------     -----------     -----------
Investment income:
 Distributions received from:
  John Hancock Variable Series
   Trust I..........................    $        --     $        --     $        --     $        --     $        --     $        --
  M Fund Inc........................             --          34,738         128,190                          72,302          15,335
                                        -----------     -----------     -----------     -----------     -----------     -----------
Total investment income.............                         34,738         128,190                          72,302          15,335
Expenses:
 Mortality and expense risks........         26,095          24,841          10,040           9,396           4,069             478
                                        -----------     -----------     -----------     -----------     -----------     -----------
Net investment income (loss)........        (26,095)          9,897         118,150          (9,396)         68,233          14,857
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses)........        465,257        (445,752)        614,358         113,364          87,723           4,177
 Net unrealized appreciation
  (depreciation) during the
  period............................      1,081,356         432,064        (368,570)         67,419          89,677           6,844
                                        -----------     -----------     -----------     -----------     -----------     -----------
Net realized and unrealized gain
 (loss) on investments..............      1,546,613         (13,688)        245,788         180,783         177,400          11,021
                                        -----------     -----------     -----------     -----------     -----------     -----------
Net increase (decrease) in net
 assets resulting from operations...    $ 1,520,518     $    (3,791)    $   363,938     $   171,387     $   245,633     $    25,878
                                        ===========     ===========     ===========     ===========     ===========     ===========

                                                 EMERGING
                                               MARKETS EQUITY                  GLOBAL EQUITY                    BOND INDEX
                                                 SUBACCOUNT                      SUBACCOUNT                     SUBACCOUNT
                                        ---------------------------     ---------------------------     ---------------------------
                                            1999           1998**           1999           1998**          1999           1998**
                                        -----------     -----------     -----------     -----------     -----------     -----------
Investment income:
 Distributions received from:
  John Hancock Variable Series
   Trust I..........................    $     1,810     $       522     $     3,415     $       491     $    86,677     $    23,842
  M Fund Inc........................                             --                              --              --              --
                                        -----------     -----------     -----------     -----------     -----------     -----------
Total investment income.............          1,810             522           3,415             491          86,677          23,842
Expenses:
 Mortality and expense risks........          1,908             387           1,125             339           6,704             937
                                        -----------     -----------     -----------     -----------     -----------     -----------
Net investment income (loss)........            (98)            135           2,290             152          79,973          22,905
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses)........         46,712         (45,975)         37,732         (21,835)        (57,740)          1,002
 Net unrealized appreciation
  (depreciation) during the
  period............................        (50,240)          2,289         (14,368)          4,812         (52,695)        (10,217)

                                        -----------     -----------     -----------     -----------     -----------     -----------
Net realized and unrealized gain
 (loss) on investments..............         (3,528)        (43,686)         23,364         (17,023)       (110,435)         (9,215)

                                        -----------     -----------     -----------     -----------     -----------     -----------
Net increase (decrease) in net
 assets resulting from operations...    $    (3,626)    $   (43,551)    $    25,654     $   (16,871)    $   (30,462)    $    13,690
                                        ===========     ===========     ===========     ===========     ===========     ===========

---------
** From July 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENTS OF OPERATIONS (CONTINUED)

 FOR THE PERIOD ENDED SEPTEMBER 30, 1999, AND THE YEAR ENDED DECEMBER 31, 1998


                                                                                  SMALL/MID                 HIGH YIELD
                                                                                  CAP CORE                     BOND
                                                                                 SUBACCOUNT                 SUBACCOUNT
                                                                           ----------------------     -----------------------
                                                                             1999        1998**         1999          1998**
Investment income:
 Distributions received from:
  John Hancock Variable Series Trust I..............................       $   840      $     --      $ 277,642      $ 88,721
  M Fund Inc........................................................            --            --             --            --
                                                                           -------      --------      ---------      --------
Total investment income.............................................           840            --        277,642        88,721
Expenses:
 Mortality and expense risks........................................         1,444           535          8,369         1,962
                                                                           -------      --------      ---------      --------
Net investment income (loss)........................................          (604)         (535)       269,273        86,759
Net realized and unrealized gain (loss) on investments:
 Net realized gains (losses)........................................        45,449       (25,196)       109,716        64,824
 Net unrealized appreciation (depreciation) during the
  period............................................................       (33,284)       18,718       (285,080)      149,416
                                                                           -------      --------      ---------      --------
Net realized and unrealized gain (loss) on investments..............        12,165        (6,478)      (175,364)      214,240
                                                                           -------      --------      ---------      --------
Net increase (decrease) in net assets resulting from operations.....       $11,561      $ (7,013)     $  93,909      $300,999
                                                                           =======      ========      =========      ========

---------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIOD ENDED SEPTEMBER 30, 1999, AND THE YEARS ENDED DECEMBER 31, 1998,
                             AND DECEMBER 31, 1997


                                                     LARGE CAP GROWTH                             SOVEREIGN BOND
                                                        SUBACCOUNT                                  SUBACCOUNT
                                        ------------------------------------------   ------------------------------------------
                                            1999           1998           1997           1999           1998           1997
                                        ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss).........  $     (2,871)  $  6,143,421   $  2,793,242   $  1,908,334   $  2,097,345   $    816,558
 Net realized gains (losses)..........     3,387,468      1,750,881        619,721     (1,027,518)       185,230         80,538
 Net unrealized appreciation
  (depreciation) during the period....      (113,963)     8,041,022      2,301,920     (1,369,595)      (378,058)        63,687
                                        ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from operations............     3,270,634     15,935,324      5,714,883       (488,779)     1,904,517        960,783
From policyholder transactions:
 Net premiums from policyholders......    54,064,981     29,859,648     20,264,849     64,319,705     38,567,292     21,324,560
 Net benefits to policyholders........   (30,098,970)   (13,281,028)   (10,390,849)   (56,797,249)   (27,391,317)    (8,009,615)
                                        ------------   ------------   ------------   ------------   ------------   ------------
Net increase in net assets resulting
 from policyholder transactions.......    23,996,011     16,578,620      9,874,000      7,522,456     11,175,975     13,314,945
                                        ------------   ------------   ------------   ------------   ------------   ------------
Net increase in net assets............    27,236,645     32,513,944     15,588,883      7,033,677     13,080,492     14,275,728
Net assets at beginning of period.....    65,018,220     32,504,276     16,915,393     32,541,967     19,461,475      5,185,747
                                        ------------   ------------   ------------   ------------   ------------   ------------
Net assets at end of period...........  $ 92,254,865   $ 65,018,220   $ 32,504,276   $ 39,575,644   $ 32,541,967   $ 19,461,475
                                        ============   ============   ============   ============   ============   ============
                                                  INTERNATIONAL EQUITY INDEX                      SMALL CAP GROWTH
                                                          SUBACCOUNT                                 SUBACCOUNT
                                        ------------------------------------------   ------------------------------------------
                                             1999            1998         1997           1999           1998           1997*
                                        ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss).........  $    141,824   $  1,885,059   $    389,020   $    (37,686)  $    (22,593)  $     (6,074)
 Net realized gains (losses)..........      (142,141)       152,030        244,810      1,498,613         58,729         21,707
 Net unrealized appreciation
  (depreciation) during the period....     1,614,434         78,480     (1,219,540)       195,008      1,070,805        126,699
                                        ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net
 assets resulting from operations.....     1,614,117      2,115,569       (585,710)     1,655,935      1,106,941        142,332
From policyholder transactions:
 Net premiums from policyholders......    35,900,399     10,034,119      8,150,400     30,452,605     12,088,047      2,870,481
 Net benefits to policyholders........   (28,255,338)    (8,344,107)    (4,505,840)   (25,902,223)    (6,621,834)    (1,005,386)
                                        ------------   ------------   ------------   ------------   ------------   ------------
Net increase in net assets
 resulting from policyholder
 transactions.........................     7,645,061      1,690,012      3,644,560      4,550,382      5,466,213      1,865,095
                                        ------------   ------------   ------------   ------------   ------------   ------------
Net increase in net assets............     9,259,178      3,805,581      3,058,850      6,206,317      6,573,154      2,007,427
Net assets at beginning of period.....    12,595,630      8,790,049      5,731,199      9,078,106      2,504,952        497,525
                                        ------------   ------------   ------------   ------------   ------------   ------------
Net assets at end of period...........  $ 21,854,808   $ 12,595,630   $  8,790,049   $ 15,284,423   $  9,078,106   $  2,504,952
                                        ============   ============   ============   ============   ============   ============

---------
* From May 1, 1997 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE PERIOD ENDED SEPTEMBER 30, 1999, AND THE YEARS ENDED DECEMBER 31, 1998,
                             AND DECEMBER 31, 1997


                                                  INTERNATIONAL BALANCED                            MID CAP GROWTH
                                                        SUBACCOUNT                                    SUBACCOUNT
                                        -------------------------------------------   -------------------------------------------
                                             1999          1998            1997*          1999            1998            1997*
                                        ------------   ------------   -------------   ------------   -------------   ------------
Increase (decrease) in net assets from
operations:
 Net investment income (loss).........  $     70,574   $    176,073   $      56,806   $    (58,615)  $   1,088,251   $     (8,287)
 Net realized gains...................        16,541         24,206           8,667      3,658,156         599,619          1,235
 Net unrealized appreciation
  (depreciation) during the period....      (154,517)       147,461         (67,714)     2,310,392       1,184,263        486,186
                                        ------------   ------------   -------------   ------------   -------------   ------------
Net increase (decrease) in net assets
 resulting from operations............       (67,402)       347,740          (2,241)     5,909,933       2,872,133        479,134
From policyholder transactions:
 Net premiums from policyholders......     4,281,430      3,163,316       1,608,069     37,185,080      11,323,614      3,212,754
 Net benefits to policyholders........    (3,223,089)    (1,882,974)       (282,878)   (27,842,617)     (5,132,055)      (915,459)
                                        ------------   ------------   -------------   ------------   -------------   ------------
Net increase in net assets resulting
 from policyholder transactions.......     1,058,341      1,280,342       1,325,191      9,342,463       6,191,559      2,297,295
                                        ------------   ------------   -------------   ------------   -------------   ------------
Net increase in net assets............       990,939      1,628,082       1,322,950     15,252,396       9,063,692      2,776,429
Net assets at beginning of period.....     3,103,327      1,475,245         152,295     12,678,444       3,614,752        838,323
                                        ------------   ------------   -------------   ------------   -------------   ------------
Net assets at end of period...........  $  4,094,266   $  3,103,327   $   1,475,245   $ 27,930,840   $  12,678,444   $  3,614,752
                                        ============   ============   =============   ============   =============   ============

                                                    LARGE CAP VALUE                                   MONEY MARKET
                                                       SUBACCOUNT                                      SUBACCOUNT
                                        -------------------------------------------   -------------------------------------------
                                             1999          1998            1997*          1999            1998           1997
                                        ------------   ------------   -------------   ------------   -------------   ------------
Increase in net assets from
operations:
 Net investment income................  $    284,010   $    756,459   $     183,036   $  2,103,258   $   1,687,016   $    691,552
 Net realized gains...................       518,175        330,827         164,821             --              --             --
 Net unrealized appreciation
  during the period...................      (959,529)       145,355         279,449             --              --             --
                                        ------------   ------------   -------------   ------------   -------------   ------------
Net increase (decrease) in net assets
 resulting from operations............      (157,344)     1,232,641         627,306      2,103,258       1,687,016        691,552
From policyholder transactions:
 Net premiums from policyholders......    33,138,914     15,144,316       5,421,062    717,899,106     340,377,358    103,737,470
 Net benefits to policyholders........   (20,045,760)    (4,937,583)     (1,620,578)   722,504,192)   (269,723,839)   100,296,756)
                                        ------------   ------------   -------------   ------------   -------------   ------------
Net increase in net assets resulting
 from policyholder transactions.......    13,093,154     10,206,733       3,800,484     (4,605,086)     70,653,519      3,440,714
                                        ------------   ------------   -------------   ------------   -------------   ------------
Net increase in net assets............    12,935,810     11,439,374       4,427,790     (2,501,828)     72,340,535      4,132,266
Net assets at beginning of period.....    16,629,520      5,190,146         762,356     86,511,658      14,171,123     10,038,857
                                        ------------   ------------   -------------   ------------   -------------   ------------
Net assets at end of period...........  $ 29,565,330   $ 16,629,520   $   5,190,146   $ 84,009,830   $  86,511,658   $ 14,171,123
                                        ============   ============   =============   ============   =============   ============

---------
* From May 1, 1997 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE PERIOD ENDED SEPTEMBER 30, 1999, AND THE YEARS ENDED DECEMBER 31, 1998,
                             AND DECEMBER 31, 1997


                                                          MID CAP VALUE                            SMALL/MID CAP GROWTH
                                                           SUBACCOUNT                                   SUBACCOUNT
                                          -------------------------------------------  -------------------------------------------
                                               1999           1998           1997*          1999           1998            1997
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) ........... $      30,160  $      75,449  $     434,660  $     (24,475) $     108,037  $     842,666
 Net realized gains (losses) ............    (1,028,769)      (538,516)       101,787         89,273        232,246        297,666
 Net unrealized appreciation
  (depreciation) during the period ......       191,362       (830,390)       (39,717)      (414,715)       236,333       (730,748)
                                          -------------  -------------  -------------  -------------  -------------  -------------
Net increase (decrease) in net assets
 resulting from operations ..............      (807,247)    (1,293,457)       496,730       (349,917)       576,616        409,584
From policyholder transactions:
 Net premiums from policyholders ........    27,209,180     18,837,112      6,323,061      8,162,289      4,563,154      8,511,081
 Net benefits to policyholders ..........   (24,399,879)    (7,855,945)    (1,089,206)    (8,155,365)    (6,481,542)    (6,274,668)
                                          -------------  -------------  -------------  -------------  -------------  -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions............................     2,809,301     10,981,167      5,233,855          6,924     (1,918,388)     2,236,413
                                          -------------  -------------  -------------  -------------  -------------  -------------
Net increase (decrease) in net assets ...     2,002,054      9,687,710      5,730,585       (342,993)    (1,341,772)     2,645,997
Net assets at beginning of period .......    15,754,611      6,066,901        336,316      7,491,413      8,833,185      6,187,188
                                          -------------  -------------  -------------  -------------  -------------  -------------
Net assets at end of period ............. $  17,756,665  $  15,754,611  $   6,066,901  $   7,148,420  $   7,491,413  $   8,833,185
                                          =============  =============  =============  =============  =============  =============

                                                       REAL ESTATE EQUITY                            GROWTH & INCOME
                                                           SUBACCOUNT                                   SUBACCOUNT
                                          -------------------------------------------  -------------------------------------------
                                               1999           1998           1997           1999           1998            1997
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income .................. $     390,385  $     283,067  $     232,798  $     678,458  $   8,975,814  $   5,747,928
 Net realized gains (losses) ............      (468,995)      (454,979)       252,095      5,350,546      2,061,212      2,390,414
 Net unrealized appreciation
  (depreciation) during the
  period ................................       (73,436)      (698,676)       (13,488)    (5,293,387)     7,759,307        435,778
                                          -------------  -------------  -------------  -------------  -------------  -------------
Net increase (decrease) in net assets
 resulting from operations ..............      (152,046)      (870,588)       471,405        735,617     18,796,333      8,574,120
From policyholder transactions:
 Net premiums from policyholders ........    16,990,725      6,964,604      4,833,914    140,801,657     60,975,616     35,535,599
 Net benefits to policyholders ..........   (10,600,259)    (5,513,221)    (2,393,463)   (64,656,744)   (31,360,866)   (21,776,809)
                                          -------------  -------------  -------------  -------------  -------------  -------------
Net increase in net assets resulting
 from policyholder transactions .........     6,390,466      1,451,383      2,440,451     76,144,913     29,614,750     13,758,790
                                          -------------  -------------  -------------  -------------  -------------  -------------
Net increase in net assets ..............     6,238,420        580,795      2,911,856     76,880,530     48,411,083     22,332,910
Net assets at beginning of period .......     4,772,174      4,191,379      1,279,523     96,407,275     47,996,192     25,663,282
                                          -------------  -------------  -------------  -------------  -------------  -------------
Net assets at end of period ............. $  11,010,594  $   4,772,174  $   4,191,379  $ 173,287,805  $  96,407,275  $  47,996,192
                                          =============  =============  =============  =============  =============  =============

---------
* From May 1, 1997 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

For the period ended September 30, 1999, and the years ended December 31, 1998, and December 31, 1997


                                                            MANAGED                                  SHORT-TERM BOND
                                                           SUBACCOUNT                                   SUBACCOUNT
                                            ----------------------------------------   -------------------------------------------
                                               1999           1998           1997         1999             1998            1997
                                            ----------     ----------     ----------   ----------       ----------      ----------
Increase (decrease) in net assets from
 operations:
 Net investment income .................. $   1,596,450  $   3,484,281  $   1,814,571  $     733,921  $     926,217  $     394,991
 Net realized gains (losses) ............     1,839,191        278,186        171,318       (409,973)        24,740         35,294
 Net unrealized appreciation
  (depreciation) during the period ......    (5,324,871)     1,791,231        715,231        (33,284)      (136,999)       (25,976)
                                          -------------  -------------  -------------  -------------  -------------  -------------
Net increase (decrease) in net assets
 resulting from operations ..............    (1,889,230)     5,553,698      2,701,120        290,664        813,958        404,309
From policyholder transactions:
 Net premiums from policyholders ........   104,883,396     21,019,273     16,914,475     39,273,628     27,490,588     12,911,228
 Net benefits to policyholders ..........   (27,112,979)    (8,281,600)    (9,357,535)   (46,878,449)   (21,534,195)    (4,234,624)
                                          -------------  -------------  -------------  -------------  -------------  -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions ...........................    77,770,417     12,737,673      7,556,940     (7,604,821)     5,956,393      8,676,604
                                          -------------  -------------  -------------  -------------  -------------  -------------
Net increase (decrease) in net assets ...    75,881,187     18,291,371     10,258,060     (7,314,157)     6,770,351      9,080,913
Net assets at beginning of period .......    40,066,692     21,775,321     11,517,261     19,246,506     12,476,155      3,395,242
                                          -------------  -------------  -------------  -------------  -------------  -------------
Net assets at end of period ............. $ 115,947,879  $  40,066,692  $  21,775,321  $  11,932,349  $  19,246,506  $  12,476,155
                                          =============  =============  =============  =============  =============  =============
                                                        SMALL CAP VALUE                        INTERNATIONAL OPPORTUNITIES
                                                           SUBACCOUNT                                   SUBACCOUNT
                                            ----------------------------------------   -------------------------------------------
                                               1999           1998           1997*        1999             1998            1997*
                                            ----------     ----------     ----------   ----------       ----------      ----------
Increase (decrease) in net
 assets from operations:
 Net investment income .................. $       4,999  $      14,015  $     290,784  $     131,942  $      53,396  $      55,901
 Net realized gains (losses) ............      (615,546)        (9,919)        75,149        591,897        191,495         80,782
 Net unrealized appreciation
  (depreciation) during the
  period ................................       214,351       (523,693)       (18,626)       889,233      1,108,416       (260,664)
                                          -------------  -------------  -------------  -------------  -------------  -------------
Net increase (decrease) in net
 assets resulting from operations .......      (396,196)      (519,597)       347,307      1,613,072      1,353,307       (123,981)
From policyholder transactions:
 Net premiums from policyholders ........    25,596,286     11,420,833      4,182,527     32,646,700     23,844,756      8,906,153
 Net benefits to policyholders ..........   (21,124,432)    (4,363,378)      (897,951)   (30,003,095)   (12,275,087)    (3,655,731)
                                          -------------  -------------  -------------  -------------  -------------  -------------
Net increase in net assets
 resulting from policyholder
 transactions ...........................     4,471,854      7,057,455      3,284,576      2,643,605     11,569,669      5,250,422
                                          -------------  -------------  -------------  -------------  -------------  -------------
Net increase in net assets ..............     4,075,658      6,537,858      3,631,883      4,256,677     12,922,976      5,126,441
Net assets at beginning of  period ......    10,510,748      3,972,890        341,007     18,958,530      6,035,554        909,113
                                          -------------  -------------  -------------  -------------  -------------  -------------
Net assets at end of period ............. $  14,586,406  $  10,510,748  $   3,972,890  $  23,215,207  $  18,958,530  $   6,035,554
                                          =============  =============  =============  =============  =============  =============

---------
* From May 1, 1997 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

For the period ended September 30, 1999, and the years ended December 31, 1998, and December 31, 1997


                                                           Equity Index                                Global Bond
                                                            Subaccount                                 Subaccount
                                            ----------------------------------------   -------------------------------------------
                                                1999           1998          1997*          1999           1998           1997*
                                            ----------     ----------     ----------   ----------       ----------      ----------
Increase (decrease) in net assets from
 operations:
 Net investment income .................... $    703,713  $   1,211,729  $     378,697  $     268,541  $     283,651  $      71,030
 Net realized gains (losses) ..............    5,336,591        691,270        901,978       (118,680)        81,659          8,335
 Net unrealized appreciation (depreciation)
  during the period .......................   (4,169,903)     6,098,919        392,256       (347,529)        43,608        (11,727)

                                            ------------  -------------  -------------  -------------  -------------  -------------
Net increase (decrease) in net assets
 resulting from operations ................    1,870,401      8,001,918      1,672,931       (197,668)       408,918         67,638
From policyholder transactions:
 Net premiums from policyholders ..........  129,159,523     60,690,933     23,412,687      9,779,696      9,258,713      1,828,179
 Net benefits to policyholders ............  (81,053,483)   (31,166,123)    (9,622,006)    (9,674,359)    (3,008,341)      (534,164)

                                            ------------  -------------  -------------  -------------  -------------  -------------
Net increase in net assets resulting from
 policyholder transactions ................   48,106,040     29,524,810     13,790,681        105,337      6,250,372      1,294,015
                                            ------------  -------------  -------------  -------------  -------------  -------------
Net increase (decrease) in net assets .....   49,976,441     37,526,728     15,463,612        (92,331)     6,659,290      1,361,653
Net assets at beginning of period .........   53,964,647     16,437,919        974,307      8,279,571      1,620,281        258,628
                                            ------------  -------------  -------------  -------------  -------------  -------------
Net assets at end of period ............... $103,941,088  $  53,964,647  $  16,437,919  $   8,187,240  $   8,279,571  $   1,620,281
                                            ============  =============  =============  =============  =============  =============
                                                        Turner Core Growth                         Brandes International
                                                            Subaccount                               Equity Subaccount
                                            ----------------------------------------   -------------------------------------------
                                                 1999          1998          1997*           1999           1998           1997
                                            ----------     ----------     ----------   ----------       ----------      ----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) ............. $    271,189  $      77,203  $      87,289  $     (22,958) $     343,646  $      25,175
 Net realized gains .......................      941,075        156,278         76,711        461,333         89,337         12,541
 Net unrealized appreciation
  (depreciation) during the period ........     (717,538)       562,620         32,626      1,215,652         91,915        (26,022)

                                            ------------  -------------  -------------  -------------  -------------  -------------
Net increase in net assets resulting
 from operations ..........................      494,726        796,101        196,626      1,654,027        524,898         11,694
From policyholder transactions:
 Net premiums from policyholders ..........    8,560,856      4,779,974        743,622      8,619,717      5,520,633      2,484,010
 Net benefits to policyholders ............   (6,384,353)    (1,690,860)      (580,027)    (4,766,743)    (2,041,375)    (1,088,249)

                                            ------------  -------------  -------------  -------------  -------------  -------------
Net increase in net assets resulting
 from policyholder transactions ...........    2,176,503      3,089,114        163,595      3,852,974      3,479,258      1,395,761
                                            ------------  -------------  -------------  -------------  -------------  -------------
Net increase in net assets ................    2,671,229      3,885,215        360,221      5,507,001      4,004,156      1,407,455
Net assets at beginning of period .........    4,900,189      1,014,974        654,753      6,340,754      2,336,598        929,143
                                            ------------  -------------  -------------  -------------  -------------  -------------
Net assets at end of period ............... $  7,571,418  $   4,900,189  $   1,014,974  $  11,847,755  $   6,340,754  $   2,336,598
                                            ============  =============  =============  =============  =============  =============

---------
* From May 1, 1997 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE PERIOD ENDED SEPTEMBER 30, 1999, AND THE YEARS ENDED DECEMBER 31, 1998,
                             AND DECEMBER 31, 1997


                                                       FRONTIER CAPITAL APPRECIATION                 ENHANCED U.S. EQUITY
                                                                SUBACCOUNT                               SUBACCOUNT
                                                  ----------------------------------------   -------------------------------------
                                                     1999           1998          1997*         1999        1998          1997
                                                  ----------     ----------     ----------   ----------   ----------    ----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) .................. $    (26,095) $      9,897  $    118,150  $     (9,396) $     68,233  $     14,857
 Net realized gains (losses) ...................      465,257      (445,752)      614,358       113,364        87,723         4,177
 Net unrealized appreciation (depreciation)
  during the period ............................    1,081,356       432,064      (368,570)       67,419        89,677         6,844
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net assets
 resulting from operations .....................    1,520,518        (3,791)      363,938       171,387       245,633        25,878
From policyholder transactions:
 Net premiums from policyholders ...............   21,711,615    13,982,031    10,030,418     3,620,720     3,031,309       475,503
 Net benefits to policyholders .................  (20,280,472)   (9,695,520)   (5,969,436)   (1,797,483)   (1,299,530)       (4,176)

                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net increase in net assets resulting from
 policyholder transactions .....................    1,431,143     4,286,511     4,060,982     1,823,237     1,731,779       471,327
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net increase in net assets .....................    2,951,661     4,282,720     4,424,920     1,994,624     1,977,412       497,205
Net assets at beginning of period ..............    9,675,718     5,392,998       968,078     2,474,617       497,205             0
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net assets at end of period .................... $ 12,627,379  $  9,675,718  $  5,392,998  $  4,469,241  $  2,474,617  $    497,205
                                                 ============  ============  ============  ============  ============  ============
                                                         EMERGING
                                                          MARKETS                     GLOBAL                       BOND
                                                          EQUITY                      EQUITY                       INDEX
                                                        SUBACCOUNT                  SUBACCOUNT                  SUBACCOUNT
                                                 -------------------------   -------------------------    -----------------------
                                                    1999         1998**         1999         1998**          1999         1998**
                                                 ------------  ------------  ------------  -----------   -----------   ----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) .................. $        (98) $        135  $      2,290  $        152  $     79,973  $     22,905
 Net realized gains (losses) ...................       46,712       (45,975)       37,732       (21,835)      (57,740)        1,002
 Net unrealized appreciation (depreciation)
  during the period ............................      (50,240)        2,289       (14,368)        4,812       (52,695)      (10,217)

                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting
 from operations ...............................       (3,626)      (43,551)       25,654       (16,871)      (30,462)       13,690
From policyholder transactions:
 Net premiums from policyholders ...............    9,754,692     2,434,226     1,884,128     2,372,034     2,713,080     1,176,234
 Net benefits to policyholders .................   (7,828,783)   (2,203,670)   (1,565,669)   (2,191,135)     (906,421)     (124,467)

                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net increase in net assets resulting from
 policyholder transactions .....................    1,925,909       230,556       318,459       180,899     1,806,659     1,051,767
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net increase in net assets .....................    1,922,283       187,005       344,113       164,028     1,776,197     1,065,457
Net assets at beginning of period ..............      187,005             0       164,028             0     1,065,457             0
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net assets at end of period .................... $  2,109,288  $    187,005  $    508,141  $    164,208  $  2,841,654  $  1,065,457
                                                 ============  ============  ============  ============  ============  ============

---------
* From May 1, 1997 (commencement of operations).
** From July 1, 1998 (commencement of operations).

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

 FOR THE PERIOD ENDED SEPTEMBER 30, 1999, AND THE YEAR ENDED DECEMBER 31, 1998


                                                                                    SMALL/
                                                                                   MID CAP                    HIGH YIELD
                                                                                     CORE                        BOND
                                                                                  SUBACCOUNT                  SUBACCOUNT
                                                                           ------------------------   --------------------------
                                                                              1999         1998**         1999           1998**
                                                                           ------------  -----------  -------------  -----------
Increase (decrease) in net assets from  operations:
 Net investment income (loss) ..........................................   $      (604) $      (535) $    269,273   $    86,759
 Net realized gains (losses) ...........................................        45,449      (25,196)      109,716        64,824
 Net unrealized appreciation (depreciation) during the period ..........       (33,284)      18,718      (285,080)      149,416
                                                                            -----------  -----------  ------------  ------------
Net increase (decrease) in net assets resulting from operations ........        11,561       (7,013)       93,909       300,999
From policyholder transactions:
 Net premiums from policyholders .......................................     3,517,981    1,089,030    12,348,270     6,683,673
 Net benefits to policyholders .........................................    (3,369,467)    (778,864)  (13,197,881)   (2,457,088)
                                                                            -----------  -----------  ------------  ------------
Net increase (decrease) in net assets resulting from
 policyholder transactions .............................................       148,514      310,166      (849,611)    4,226,585
                                                                            -----------  -----------  ------------  ------------
Net increase in net assets .............................................       160,075      303,153      (755,702)    4,527,584
Net assets at beginning of period ......................................       303,153            0     4,527,584             0
                                                                            -----------  -----------  ------------  ------------
Net assets at end of period ............................................    $  463,228   $  303,153   $ 3,771,882   $ 4,527,584
                                                                            ===========  ===========  ============  ============

---------
** From July 1, 1997 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                               SEPTEMBER 30, 1999

1. ORGANIZATION

   John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index (formerly, International Equities), Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Diversified Mid Cap Growth (formerly, Special Opportunities), Real Estate Equity, Growth & Income, Managed, Short-Term Bond (formerly, Short-Term U.S. Government), Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Brandes International Equity (formerly, Edinburgh International Equity), Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, and High Yield Bond Portfolios. Each Portfolio has a different investment objective.

   The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

   The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

   Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

   The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

 Expenses

   JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

   JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

 Policy Loans

   Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily. At September 30, 1999, there were no outstanding policy loans.

3. TRANSACTION WITH AFFILIATES

   John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

   Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

4. DETAILS OF INVESTMENTS

   The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at September 30, 1999 were as follows:

          SUBACCOUNT           SHARES OWNED         COST              VALUE
          ----------           ------------     ------------      ------------
Large Cap Growth ..............  3,350,179      $ 82,748,549      $ 92,254,865
Sovereign Bond ................  4,220,460        39,296,867        39,575,644
International Equity Index ....  1,289,214        20,941,300        21,854,808
Small Cap Growth ..............  1,005,497        13,894,751        15,284,423
International Balanced ........    379,382         4,083,168         4,094,266
Mid Cap Growth ................  1,348,597        23,943,865        27,930,840
Large Cap Value ...............  2,083,974        29,728,896        29,565,330
Money Market ..................  8,399,903        81,695,499        84,009,830
Mid Cap Value .................  1,523,676        18,340,641        17,756,665
Small/Mid Cap Growth ..........    466,143         7,524,348         7,148,420
Real Estate Equity ............    948,096        11,158,527        11,010,594
Growth & Income ...............  8,647,514       169,455,121       173,287,805
Managed .......................  7,434,341       117,308,862       115,947,879
Short-Term Bond ...............  1,212,509        11,340,256        11,932,349
Small Cap Value ...............  1,303,827        14,848,337        14,586,406
International Opportunities ...  1,779,348        21,246,924        23,215,207
Equity Index ..................  5,622,569       100,636,131       103,941,088
Global Bond ...................    814,291         8,208,799         8,187,240
Turner Core Growth ............    403,168         7,385,533         7,571,418
Brandes International Equity ..    892,830        10,578,601        11,847,755
Frontier Capital Appreciation .    709,808        11,477,543        12,627,379
Enhanced U.S. Equity ..........    229,547         4,305,343         4,469,241
Emerging Markets Equity .......    248,255         2,155,457         2,109,288
Global Equity .................     48,380           514,289           508,141
Bond Index ....................    297,230         2,817,925         2,841,654
Small/Mid Cap CORE ............     50,219           476,961           463,228
High Yield Bond ...............    422,900         3,629,939         3,771,882

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

   Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund and of M Fund for the period ended September 30, 1999, were as follows:

         SUBACCOUNT                     PURCHASES              SALES
         ----------                   -------------         ------------
Large Cap Growth ..............       $ 34,235,658          $ 10,498,710
Sovereign Bond ................         32,580,304            25,151,495
International Equity Index ....         17,121,702             9,530,443
Small Cap Growth ..............         12,494,479             7,981,608
International Balanced ........          2,421,724             1,373,369
Mid Cap Growth ................         20,682,435            11,398,281
Large Cap Value ...............         17,966,555             4,936,996
Money Market ..................        266,413,940           271,230,099
Mid Cap Value .................         12,940,973            10,182,371
Small/Mid Cap Growth ..........          4,404,096             4,421,559
Real Estate Equity ............         10,954,580             4,585,315
Growth & Income ...............        100,691,230            25,040,226
Managed .......................         95,227,910            17,782,619
Short-Term US Government ......         15,454,331            23,099,529
Small Cap Value ...............          9,053,211             4,628,348
International Opportunities ...         14,424,251            11,843,336
Equity Index ..................         70,660,440            22,778,588
Global Bond ...................          7,982,048             7,902,849
Turner Core Growth ............          7,149,487             4,993,917
Brandes International Equity ..          7,186,394             3,356,274
Frontier Capital Appreciation .         10,850,270             9,445,107
Enhanced U.S. Equity ..........          3,072,022             1,258,140
Emerging Markets Equity .......          4,303,816             2,379,787
Global Equity .................            956,082               638,742
Bond Index ....................          2,652,590               852,599
Small/Mid Cap CORE ............          1,952,413             1,805,336
High Yield Bond ...............          5,837,959             6,695,905

5. IMPACT OF YEAR 2000 (UNAUDITED)

   The John Hancock Variable Life Account S, along with John Hancock Mutual Life Insurance Company, its ultimate parent (together, John Hancock), is executing its plan to address the impact of the Year 2000 issues that result from computer programs being written using two digits to reflect the year rather than four to define the applicable year and century. Historically, the first two digits were hardcoded to save memory. Many of the John Hancock's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in an information technology (IT) system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities. In addition, non-IT systems including, but not limited to, security alarms, elevators and telephones are subject to malfunction due to their dependence on embedded technology such as microcontrollers for proper operation. As described, the Year 2000 project presents a number of challenges for financial institutions since the correction of Year 2000 issues in IT and non-IT systems will be complex and costly for the entire industry.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

  John Hancock began to address the Year 2000 project as early as 1994. John Hancock's plan to address the Year 2000 Project includes an awareness campaign, an assessment period, a renovation stage, validation work and an implementation of Company solutions.

  The continuous awareness campaign serves several purposes: defining the problem, gaining executive level support and sponsorship, establishing a team and overall strategy, and assessing existing information system management resources. Additionally, the awareness campaign establishes an education process to ensure that all employees are aware of the Year 2000 issue and knowledgeable of their role in securing solutions.

  The assessment phase, which was completed for both IT and non-IT systems as of April 1998, included the identification, inventory, analysis, and prioritization of IT and non-IT systems and processes to determine their conversion or replacement.

  The renovation stage reflects the conversion, validation, replacement, or elimination of selected platforms, applications, databases and utilities, including the modification of applicable interfaces. Additionally, the renovation stage includes performance, functionality, and regression testing and implementation. As of September 30, 1999, the renovation phase was substantially complete for computer applications, systems and desktops. For all remaining components the renovation phase is underway and will be complete before the end of the second quarter of 1999.

  The validation phase consists of the compliance testing of renovated systems. The validation phase is expected to be complete by mid 1999, after renovation is accomplished. John Hancock will use its testing facilities through the remainder of 1999 to perform special functional testing. Special functional testing includes testing, as required, with material third parties and industry groups and to perform reviews of "dry run" of year-end activities. Scheduled testing of John Hancock's material relationships with third parties is underway. It is anticipated that testing with material business partners will continue through much of 1999.

  Finally, the implementation phase involves the actual implementation of converted or replaced platforms, applications, databases, utilities, interfaces, and contingency planning. John Hancock is concurrently performing implementation during the renovation phase and plans to complete this phase before the end of the second quarter of 1999.

  The costs of the Year 2000 project consist of internal IT personnel, and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through September 30, 1999, John Hancock has incurred and expensed approximately $9.8 million in related payroll costs for its internal IT personnel on the project. The estimated range of remaining internal IT personnel costs of the project is approximately $8 to $9 million. Through September 30, 1999, John Hancock has incurred and expensed approximately $36.4 million in external costs for the project. The estimated range of remaining external costs of the project is approximately $35 to $36 million. The total costs of the Year 2000 project, based on management's best estimates, include approximately $18 million in internal IT personnel, $7.4 million in the external modification of software, $34.2 million for external solution providers, $19.4 million in replacement costs of non-compliant IT systems and $12.6 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project, internal and external, is approximately $90 to $95 million. However, there can be no guarantee that these estimates will be achieved and actual results could materially differ from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

  John Hancock's total Year 2000 project costs include the estimated impact of external solution providers and are based on presently available information. However, there is no guarantee that the systems of other companies that John Hancock's systems rely on will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with John Hancock's systems, would not have material adverse effect on John Hancock. It is documented in trade publications that companies in foreign countries are not acting as intensively as domestic companies to remediate Year 2000 issues. Accordingly, it is expected that Company facilities based outside the United States face higher degrees of risks from data exchanges with material business partners. In addition, John Hancock has thousands of individual and business customers that hold insurance policies, annuities and other financial products of John Hancock. Nearly all products sold by John Hancock contain date sensitive data, examples of which are policy expiration dates, birth dates, premium payment dates. Finally, the regulated nature of John Hancock's industry exposes it to potential supervisory or enforcement actions relating to Year 2000 issues.

  John Hancock's contingency planning initiative related to the Year 2000 project is underway. The plan is addressing John Hancock's readiness as well as that of material business partners on whom John Hancock depends. John Hancock's contingency plans are being designed to keep each business unit's operations functioning in the event of a failure or delay due to the Year 2000 record format and date calculation changes. Contingency plans are being constructed based on the foundation of extensive business resumption plans that John Hancock has maintained and updated periodically, which outline responses to situations that may affect critical business functions. These plans also provide emergency operations guidance, which defines a documented order of actions to respond to problems. These extensive business resumption plans are being enhanced to cover Year 2000 situations.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Policyholders
John Hancock Variable Life Account S
 of John Hancock Variable Life Insurance Company

  We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account S (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index (formerly, International Equities), Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Diversified Mid Cap Growth (formerly, Special Opportunities), Real Estate Equity, Growth & Income, Managed, Short-Term Bond (formerly, Short-Term U.S. Government), Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Enhanced U.S. Equity Fund, Brandes International Equity (formerly, Edinburgh Overseas Equity Fund), Frontier Capital Appreciation Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, and High Yield Bond Subaccounts) as of December 31, 1998, and the related statements of operations and statements of changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account S at December 31, 1998, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with generally accepted accounting principles.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
February 10, 1999

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998


                                                                                 INTERNATIONAL
                                                  LARGE CAP       SOVEREIGN          EQUITY         SMALL CAP       INTERNATIONAL
                                                   GROWTH           BOND             INDEX           GROWTH           BALANCED
                                                 SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                 ----------       ----------       ----------       ----------       ----------
ASSETS
Investments in shares of portfolios of
 John Hancock Variable Series Trust I,
  at value.................................      $65,018,220      $32,541,967      $12,595,630      $ 9,078,106      $ 3,103,327
Investments in shares of portfolios of M
 Fund Inc., at value.......................               --               --               --               --               --
Receivable from:
 John Hancock Variable Series Trust I......           70,159           83,725           29,266           29,789            1,571
 M Fund Inc................................               --               --               --               --               --
                                                 -----------      -----------      -----------      -----------      -----------
Total assets...............................       65,088,379       32,625,692       12,624,896        9,107,895        3,104,898

LIABILITIES
Payable to:
 John Hancock Variable Life Insurance
  Company..................................           69,513           83,401           29,117           29,679            1,535
 M Fund Inc................................               --               --               --               --               --
Asset charges payable......................              646              324              149              110               36
                                                 -----------      -----------      -----------      -----------      -----------
Total liabilities..........................           70,159           83,725           29,266           29,789            1,571
                                                 -----------      -----------      -----------      -----------      -----------
Net assets.................................      $65,018,220      $32,541,967      $12,595,630      $ 9,078,106      $ 3,103,327
                                                 ===========      ===========      ===========      ===========      ===========

                                                                                                                     DIVERSIFIED
                                                   MID CAP         LARGE CAP         MONEY           MID CAP           MID CAP
                                                   GROWTH           VALUE            MARKET           VALUE            GROWTH
                                                 SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                 ----------       ----------       ----------       ----------       ----------
ASSETS
Investments in shares of portfolios of
  John Hancock Variable Series Trust I,
  at value.................................      $12,678,444      $16,629,520     $ 86,511,658      $15,754,611      $7,491,413
Investments in shares of portfolios of M
 Fund Inc., at value.......................               --               --               --               --              --
Receivable from:
 John Hancock Variable Series Trust I......          103,676           40,755       20,713,657          117,109          15,168
 M Fund Inc................................               --               --               --               --              --
                                                 -----------      -----------     ------------      -----------      ----------
Total assets...............................       12,782,120       16,670,275      107,225,315       15,871,720       7,506,581

LIABILITIES
Payable to:
 John Hancock Variable Life Insurance
  Company..................................          103,543           40,591       20,712,867          116,945          15,077
 M Fund Inc................................               --               --               --               --              --
Asset charges payable......................              133              164              790              164              91
                                                 -----------      -----------     ------------      -----------      ----------
Total liabilities..........................          103,676           40,755       20,713,657          117,109          15,168
                                                 -----------      -----------     ------------      -----------      ----------
Net assets.................................      $12,678,444      $16,629,520     $ 86,511,658      $15,754,611      $7,491,413
                                                 ===========      ===========     ============      ===========      ==========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1998

                                                 REAL ESTATE      GROWTH &                       SHORT-TERM      SMALL CAP
                                                   EQUITY          INCOME          MANAGED         BOND            VALUE
                                                 SUBACCOUNT      SUBACCOUNT       SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                 ----------      ----------       ----------     ----------      ----------
ASSETS
Investments in shares of portfolios of
 John Hancock Variable Series Trust I, at
 value....................................       $ 4,772,174     $96,407,275     $40,066,692     $19,246,506     $10,510,748
Investments in shares of portfolios of M
 Fund Inc., at value......................                --              --              --              --              --
Receivable from:
 John Hancock Variable
  Series Trust I..........................           115,349         147,773          64,500           1,482          40,758
 M Fund Inc...............................                --              --              --              --              --
                                                 -----------     -----------     -----------     -----------     -----------
Total assets..............................         4,887,523      96,555,048      40,131,192      19,247,988      10,551,506

LIABILITIES
Payable to:
 John Hancock Variable Life Insurance
  Company.................................           115,288         146,677          64,069           1,304          40,631
 M Fund Inc...............................                --              --              --              --              --
Asset charges payable.....................                61           1,096             431             178             127
                                                 -----------     -----------     -----------     -----------     -----------
Total liabilities.........................           115,349         147,773          64,500           1,482          40,758
                                                 -----------     -----------     -----------     -----------     -----------
Net assets................................       $ 4,772,174     $96,407,275     $40,066,692     $19,246,506     $10,510,748
                                                 ===========     ===========     ===========     ===========     ===========

                                                                                                   TURNER          BRANDES
                                               INTERNATIONAL       EQUITY         STRATEGIC         CORE       INTERNATIONAL
                                               OPPORTUNITIES       INDEX            BOND           GROWTH          EQUITY
                                                 SUBACCOUNT      SUBACCOUNT       SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                 ----------      ----------       ----------     ----------      ----------
ASSETS
Investments in shares of portfolios of
 John Hancock Variable Series Trust I, at
 value....................................       $18,958,530     $53,964,646     $ 8,279,571     $        --     $        --
Investments in shares of portfolios of M
 Fund Inc., at value......................                --              --              --       4,900,189       6,340,754
Receivable from:
 John Hancock Variable Series Trust I.....           130,881         381,439             149              --              --
 M Fund Inc...............................                --              --              --         121,074              59
                                                 -----------     -----------     -----------     -----------     -----------
Total assets..............................        19,089,411      54,346,085       8,279,720       5,021,263       6,340,813

LIABILITIES
Payable to:
 John Hancock Variable Life Insurance
  Company.................................           130,683         380,886              55              --              --
 M Fund Inc...............................                --              --              --         121,024              --
Asset charges payable.....................               198             552              94              50              59
                                                 -----------     -----------     -----------     -----------     -----------
Total liabilities.........................           130,881         381,438             149         121,074              59
                                                 -----------     -----------     -----------     -----------     -----------
Net assets................................       $18,958,530     $53,964,647     $ 8,279,571     $ 4,900,189     $ 6,340,754
                                                 ===========     ===========     ===========     ===========     ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1998

                                              FRONTIER                 EMERGING                                             HIGH
                                               CAPITAL    ENHANCED      MARKETS      GLOBAL       BOND       SMALL/MID      YIELD
                                            APPRECIATION U.S. EQUITY    EQUITY       EQUITY       INDEX      CAP CORE       BOND
                                             SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
                                             ----------  ----------   ----------   ----------   ----------   ----------  ----------
ASSETS
Investments in shares of portfolios of
 John Hancock Variable Series Trust I, at
 value....................................  $       --   $       --   $  187,005   $  164,028   $1,065,457   $  303,153  $4,527,584
Investments in shares of portfolios of M
 Fund Inc., at value......................   9,675,718    2,474,617
Receivable from:
 John Hancock Variable Series Trust I.....          --           --            2            2           16            4          20
 M Fund Inc...............................      17,003       16,938           --           --           --           --          --
                                            ----------   ----------   ----------   ----------   ----------   ----------  ----------
Total assets..............................   9,692,721    2,491,555      187,007      164,030    1,065,473      303,157   4,527,604

LIABILITIES
Payable to:
 John Hancock Variable Life Insurance
  Company.................................          --           --            2            2           16            4          20
 M Fund Inc...............................      16,917       16,917           --           --           --           --          --
Asset charges payable.....................          86           21           --           --           --           --          --
                                            ----------   ----------   ----------   ----------   ----------   ----------  ----------
Total liabilities.........................      17,003       16,938            2            2           16            4          20
                                            ----------   ----------   ----------   ----------   ----------   ----------  ----------
Net assets................................  $9,675,718   $2,474,617   $  187,005   $  164,028   $1,065,457   $  303,153  $4,527,584
                                            ==========   ==========   ==========   ==========   ==========   ==========  ==========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                           STATEMENTS OF OPERATIONS

                 FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                    LARGE CAP GROWTH                                SOVEREIGN BOND
                                                       SUBACCOUNT                                     SUBACCOUNT
                                        -----------------------------------------      ------------------------------------------
                                           1998           1997            1996            1998            1997            1996
                                        ----------     ----------      ----------      ----------      ----------      ----------
Investment income:
 Distributions received from:
  John Hancock Variable Series
   Trust I............................  $ 6,312,073    $ 2,884,498     $ 2,452,382     $ 2,190,901     $   855,742     $   242,881
  M Fund Inc..........................           --             --              --              --              --              --
                                        -----------    -----------     -----------     -----------     -----------     -----------
Total investment income...............    6,312,073      2,884,498       2,452,382       2,190,901         855,742         242,881
Expenses:
 Mortality and expense risks..........      168,652         91,256          49,880          93,556          39,184          14,129
                                        -----------    -----------     -----------     -----------     -----------     -----------
Net investment income.................    6,143,421      2,793,242       2,402,502       2,097,345         816,558         228,752
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains...................    1,750,881        619,721         444,487         185,230          80,538           5,746
 Net unrealized appreciation
  (depreciation) during the period....    8,041,022      2,301,920      (1,104,574)       (378,058)         63,687         (69,973)
                                        -----------    -----------     -----------     -----------     -----------     -----------
Net realized and unrealized gain
 (loss) on investments................    9,791,903      2,921,641        (660,087)       (192,828)        144,225         (64,227)
                                        -----------    -----------     -----------     -----------     -----------     -----------
Net increase in net assets resulting
  from operations.....................  $15,935,324    $ 5,714,883     $ 1,742,415     $ 1,904,517     $   960,783     $   164,525
                                        ===========    ===========     ===========     ===========     ===========     ===========

                                               INTERNATIONAL EQUITY INDEX                          SMALL CAP GROWTH
                                                       SUBACCOUNT                                     SUBACCOUNT
                                        -----------------------------------------      -------------------------------------------
                                           1998           1997            1996            1998            1997            1996*
                                        ----------     ----------      ----------      ----------      ----------      -----------
Investment income:
 Distributions received from:
  John Hancock Variable Series
   Trust I............................  $ 1,930,710    $   422,913     $    52,188     $        --     $       473     $       512
  M Fund Inc..........................           --             --              --              --              --              --
                                        -----------    -----------     -----------     -----------     -----------     -----------
Total investment income...............    1,930,710        422,913          52,188              --             473             512
Expenses:
 Mortality and expense risks..........       45,651         33,893          23,132          22,593           6,547           1,547
                                        -----------    -----------     -----------     -----------     -----------     -----------
Net investment income (loss)..........    1,885,059        389,020          29,056         (22,593)         (6,074)         (1,035)
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses)..........      152,030        244,810         165,730          58,729          21,707         (40,018)
 Net unrealized appreciation
  (depreciation) during the period....       78,480     (1,219,540)        137,729       1,070,805         126,699          (2,665)
                                        -----------    -----------     -----------     -----------     -----------     -----------
Net realized and unrealized gain
 (loss) on investments................      230,510       (974,730)        303,459       1,129,534         148,406         (42,683)
                                        -----------    -----------     -----------     -----------     -----------     -----------
Net increase (decrease) in net assets
 resulting from operations............  $ 2,115,569    $  (585,710)    $   332,515     $ 1,106,941     $   142,332     $   (43,718)
                                        ===========    ===========     ===========     ===========     ===========     ===========

---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                 FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                INTERNATIONAL BALANCED                              MID CAP GROWTH
                                                      SUBACCOUNT                                      SUBACCOUNT
                                      --------------------------------------------     -------------------------------------------
                                         1998            1997             1996*           1998            1997             1996*
                                      ----------      ----------       -----------     ----------      ----------       ----------
Investment income:
 Distributions received from:
  John Hancock Variable Series
   Trust I........................    $  185,760      $   61,249       $    2,947      $1,114,374      $       --       $    1,177
  M Fund Inc......................            --              --               --              --              --               --
                                      ----------      ----------       ----------      ----------      ----------       ----------
Total investment income...........       185,760          61,249            2,947       1,114,374              --            1,177
Expenses:
 Mortality and expense risks......         9,687           4,443              356          26,123           8,287              719
                                      ----------      ----------       ----------      ----------      ----------       ----------
Net investment income (loss)......       176,073          56,806            2,591       1,088,251          (8,287)             458
Net realized and unrealized gain
 (loss) on  investments:
 Net realized gains (losses)......        24,206           8,667               56         599,619           1,235             (391)
 Net unrealized appreciation
  (depreciation) during the
  period..........................       147,461         (67,714)           5,307       1,184,263         486,186            6,440
                                      ----------      ----------       ----------      ----------      ----------       ----------
Net realized and unrealized gain
 (loss) on investments............       171,667         (59,047)           5,363       1,783,882         487,421            6,049
                                      ----------      ----------       ----------      ----------      ----------       ----------
Net increase (decrease) in net
 assets resulting from
 operations.......................    $  347,740      $   (2,241)      $    7,954      $2,872,133      $  479,134       $    6,507
                                      ==========      ==========       ==========      ==========      ==========       ==========


                                                    LARGE CAP VALUE                                   MONEY MARKET
                                                      SUBACCOUNT                                       SUBACCOUNT
                                      --------------------------------------------     -------------------------------------------
                                         1998            1997             1996*           1998            1997             1996
                                      ----------      ----------       -----------     ----------      ----------       ----------
Investment income:
 Distributions received from:
  John Hancock Variable Series
   Trust I........................    $  797,874      $  194,199       $   13,644      $1,854,829      $  758,434       $  287,321
  M Fund Inc......................            --              --               --              --              --               --
                                      ----------      ----------       ----------      ----------      ----------       ----------
Total investment income...........       797,874         194,199           13,644       1,854,829         758,434          287,321
Expenses:
 Mortality and expense risks......        41,415          11,163              964         167,813          66,882           30,722
                                      ----------      ----------       ----------      ----------      ----------       ----------
Net investment income.............       756,459         183,036           12,680       1,687,016         691,552          256,599
Net realized and unrealized gain
 on investments:
 Net realized gains...............       330,827         164,821            1,327              --              --               --
 Net unrealized appreciation
  during the period...............       145,355         279,449           23,553              --              --               --
                                      ----------      ----------       ----------      ----------      ----------       ----------
Net realized and unrealized gain
  on investments..................       476,182         444,270           24,880              --              --               --
                                      ----------      ----------       ----------      ----------      ----------       ----------
Net increase in net assets
 resulting from operations........    $1,232,641      $  627,306       $   37,560      $1,687,016      $  691,552       $  256,599
                                      ==========      ==========       ==========      ==========      ==========       ==========

---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                 FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                    MID CAP VALUE                              DIVERSIFIED MID CAP GROWTH
                                                      SUBACCOUNT                                      SUBACCOUNT
                                    ---------------------------------------------     -------------------------------------------
                                       1998              1997            1996*           1998            1997             1996
                                    ----------        ----------       ----------     ----------      ----------       ----------
Investment income:
 Distributions received from:
  John Hancock Variable Series
   Trust I.......................   $   120,469      $   446,081      $     6,878     $   142,469     $   878,600      $   238,163
  M Fund Inc.....................            --               --               --              --              --               --
                                    -----------      -----------      -----------     -----------     -----------      -----------
Total investment income..........       120,469          446,081            6,878         142,469         878,600          238,163
Expenses:
 Mortality and expense risks.....        45,020           11,421              377          34,432          35,934           21,146
                                    -----------      -----------      -----------     -----------     -----------      -----------
Net investment income............        75,449          434,660            6,501         108,037         842,666          217,017
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses).....      (538,516)         101,787              845         232,246         297,666          317,400
 Net unrealized appreciation
  (depreciation) during the
  period.........................      (830,390)         (39,717)          13,910         236,333        (730,748)         344,786
                                    -----------      -----------      -----------     -----------     -----------      -----------
Net realized and unrealized gain
 (loss) on investments...........    (1,368,906)          62,070           14,755         468,579        (433,082)         662,186
                                    -----------      -----------      -----------     -----------     -----------      -----------
Net increase (decrease) in net
 assets resulting from
 operations......................   $(1,293,457)     $   496,730      $    21,256     $   576,616     $   409,584      $   879,203
                                    ===========      ===========      ===========     ===========     ===========      ===========


                                                  REAL ESTATE EQUITY                               GROWTH & INCOME
                                                      SUBACCOUNT                                      SUBACCOUNT
                                    ---------------------------------------------     -------------------------------------------
                                       1998              1997             1996           1998            1997             1996
                                    ----------        ----------       ----------     ----------      ----------       ----------
Investment income:
 Distributions received from:
  John Hancock Variable Series
   Trust I.......................   $   305,783      $   246,677      $    50,204     $ 9,266,175     $ 5,917,063      $ 3,056,625
  M Fund Inc.....................            --               --               --              --              --               --
                                    -----------      -----------      -----------     -----------     -----------      -----------
Total investment income..........       305,783          246,677           50,204       9,266,175       5,917,063        3,056,625
Expenses:
 Mortality and expense risks.....        22,716           13,879            4,547         290,361         169,135           89,391
                                    -----------      -----------      -----------     -----------     -----------      -----------
Net investment income............       283,067          232,798           45,657       8,975,814       5,747,928        2,967,234
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses).....      (454,979)         252,095           19,122       2,061,212       2,390,414          512,402
 Net unrealized appreciation
  (depreciation) during the
  period.........................      (698,676)         (13,488)         191,067       7,759,307         435,778         (496,647)
                                    -----------      -----------      -----------     -----------     -----------      -----------
Net realized and unrealized gain
 (loss) on investments...........    (1,153,655)         238,607          210,189       9,820,519       2,826,192           15,755
                                    -----------      -----------      -----------     -----------     -----------      -----------
Net increase (decrease) in net
 assets resulting from
 operations......................   $  (870,588)     $   471,405      $   255,846     $18,796,333     $ 8,574,120      $ 2,982,989
                                    ===========      ===========      ===========     ===========     ===========      ===========

---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                 For the years and periods ended December 31,


                                                        MANAGED                                      SHORT-TERM BOND
                                                       SUBACCOUNT                                       SUBACCOUNT
                                        ------------------------------------------      -----------------------------------------
                                           1998            1997            1996            1998            1997           1996
                                        ----------      ----------      ----------      ----------      ----------     ----------
Investment income:
 Distributions received from:
  John Hancock Variable Series
   Trust I...........................   $ 3,606,186     $ 1,879,954     $ 1,281,149     $   977,164     $   415,542     $   181,937
  M Fund Inc.........................            --              --              --              --              --              --
                                        -----------     -----------     -----------     -----------     -----------     -----------
Total investment income..............     3,606,186       1,879,954       1,281,149         977,164         415,542         181,937
Expenses:
 Mortality and expense risks.........       121,905          65,383          35,103          50,947          20,551           9,277
                                        -----------     -----------     -----------     -----------     -----------     -----------
Net investment income................     3,484,281       1,814,571       1,246,046         926,217         394,991         172,660
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses).........       278,186         171,318         124,493          24,740          35,294         (52,888)

 Net unrealized appreciation
  (depreciation) during the
   period............................     1,791,231         715,231        (507,517)       (136,999)        (25,976)         (7,734)

                                        -----------     -----------     -----------     -----------     -----------     -----------
Net realized and unrealized gain
 (loss) on investments...............     2,069,417         886,549        (383,024)       (112,259)          9,318         (60,622)

                                        -----------     -----------     -----------     -----------     -----------     -----------
Net increase in net assets resulting
 from operations.....................   $ 5,553,698     $ 2,701,120     $   863,022     $   813,958     $   404,309     $   112,038
                                        ===========     ===========     ===========     ===========     ===========     ===========
                                                      SMALL CAP VALUE                         INTERNATIONAL OPPORTUNITIES
                                                         SUBACCOUNT                                    SUBACCOUNT
                                         ------------------------------------------     -------------------------------------------
                                            1998            1997           1996*           1998            1997            1996*
                                         ----------      ----------     -----------     ----------      ----------      -----------
Investment income:
 Distributions received from:
  John Hancock Variable Series
   Trust I...........................   $    47,350     $   299,278     $     8,296     $   103,399     $    69,078     $     2,965
  M Fund Inc.........................            --              --              --              --              --              --
                                        -----------     -----------     -----------     -----------     -----------     -----------
Total investment income..............        47,350         299,278           8,296         103,399          69,078           2,965
Expenses:
 Mortality and expense risks.........        33,335           8,494             523          50,003          13,177           1,439
                                        -----------     -----------     -----------     -----------     -----------     -----------
Net investment income................        14,015         290,784           7,773          53,396          55,901           1,526
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses).........        (9,919)         75,149              58         191,495          80,782             242
 Net unrealized appreciation
  (depreciation) during
   the period........................      (523,693)        (18,626)         14,046       1,108,416        (260,664)         36,666
                                        -----------     -----------     -----------     -----------     -----------     -----------
Net realized and unrealized gain
 (loss) on investments...............      (533,612)         56,523          14,104       1,299,911        (179,882)         36,908
                                        -----------     -----------     -----------     -----------     -----------     -----------
Net increase (decrease) in net
 assets resulting from
 operations..........................   $  (519,597)    $   347,307     $    21,877     $ 1,353,307     $  (123,981)    $    38,434
                                        ===========     ===========     ===========     ===========     ===========     ===========

---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                 For the years and periods ended December 31,


                                                      Equity Index                                    Strategic Bond
                                                       Subaccount                                       Subaccount
                                       -------------------------------------------      -------------------------------------------
                                          1998            1997            1996*            1998            1997             1996*
                                       ----------      ----------      -----------      ----------      ----------       ----------
Investment income:
 Distributions received from:
  John Hancock Variable Series
   Trust I ......................      $1,337,750      $  409,920      $   23,300       $  303,545      $   74,850       $    7,425
  M Fund Inc. ...................              --              --              --               --              --               --
                                       ----------      ----------      ----------       ----------      ----------       ----------
Total investment income .........       1,337,750         409,920          23,300          303,545          74,850            7,425
Expenses:
 Mortality and expense risks ....         126,021          31,223           1,962           19,894           3,820              349
                                       ----------      ----------      ----------       ----------      ----------       ----------
Net investment income ...........       1,211,729         378,697          21,338          283,651          71,030            7,076
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains .............         691,270         901,978          17,398           81,659           8,335               22
 Net unrealized appreciation
  (depreciation)
  during the period .............       6,098,919         392,256          55,782           43,608         (11,727)            (591)
                                       ----------      ----------      ----------       ----------      ----------       ----------
Net realized and unrealized gain
 (loss) on investments ..........       6,790,189       1,294,234          73,180          125,267          (3,392)            (569)
                                       ----------      ----------      ----------       ----------      ----------       ----------
Net increase in net assets
 resulting from operations ......      $8,001,918      $1,672,931      $   94,518       $  408,918      $   67,638       $    6,507
                                       ==========      ==========      ==========       ==========      ==========       ==========


                                                   Turner Core Growth                           Brandes International Equity
                                                       Subaccount                                       Subaccount
                                       -------------------------------------------      -------------------------------------------
                                          1998            1997            1996*            1998            1997             1996
                                       ----------      ----------      -----------      ----------      ----------       ----------
Investment income:
 Distributions received from:
  John Hancock Variable Series
   Trust I ......................      $       --      $       --      $       --       $       --      $       --       $       --
  M Fund Inc. ...................          84,940          91,360          21,778          358,080          32,677            5,263
                                       ----------      ----------      ----------       ----------      ----------       ----------
Total investment income..........          84,940          91,360          21,778          358,080          32,677            5,263
Expenses:
 Mortality and expense risks ....           7,737           4,071           2,140           14,434           7,502            2,280
                                       ----------      ----------      ----------       ----------      ----------       ----------
Net investment income ...........          77,203          87,289          19,638          343,646          25,175            2,983
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses) ....         156,278          76,711          (9,767)          89,337          12,541           (2,433)

 Net unrealized appreciation
  (depreciation) during the
  period ........................         562,620          32,626          16,054           91,915         (26,022)         (12,286)
                                       ----------      ----------      ----------       ----------      ----------       ----------
Net realized and unrealized gain
 (loss) on investments ..........         718,898         109,337           6,287          181,252         (13,481)         (14,719)
                                       ----------      ----------      ----------       ----------      ----------       ----------
Net increase (decrease) in net
 assets resulting from
 operations .....................      $  796,101      $  196,626      $   25,925       $  524,898      $   11,694       $  (11,736)
                                       ==========      ==========      ==========       ==========      ==========       ==========

---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                 For the years and periods ended December 31,


                                                                                                               ENHANCED
                                                     FRONTIER CAPITAL APPRECIATION                           U.S. EQUITY
                                                               SUBACCOUNT                                     SUBACCOUNT
                                              ----------------------------------------------        -----------------------------
                                                 1998             1997              1996*              1998             1997**
                                              ----------       ----------        -----------        ----------       ------------
Investment income:
 Distributions received from:
  John Hancock Variable Series
   Trust I.............................       $      --         $      --         $      --         $      --         $      --
  M Fund Inc...........................          34,738           128,190                --            72,302            15,335
                                              ---------         ---------         ---------         ---------         ---------
Total investment income................          34,738           128,190                --            72,302            15,335
Expenses:
 Mortality and expense risks...........          24,841            10,040             1,679             4,069               478
                                              ---------         ---------         ---------         ---------         ---------
Net investment income (loss)...........           9,897           118,150            (1,679)           68,233            14,857
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses)...........        (445,752)          614,358           (21,044)           87,723             4,177
 Net unrealized appreciation
  (depreciation) during the period.....         432,064          (368,570)            5,101            89,677             6,844
                                              ---------         ---------         ---------         ---------         ---------
Net realized and unrealized gain
 (loss) on investments.................         (13,688)          245,788           (15,943)          177,400            11,021
                                              ---------         ---------         ---------         ---------         ---------
Net increase (decrease) in net
 assets resulting from operations......       $  (3,791)        $ 363,938         $ (17,622)        $ 245,633         $  25,878
                                              =========         =========         =========         =========         =========


                                               EMERGING                                             SMALL/
                                               MARKETS           GLOBAL            BOND             MID CAP          HIGH YIELD
                                               EQUITY            EQUITY            INDEX             CORE              BOND
                                             SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                             ----------        ----------        ----------        ----------        ----------
                                               1998***           1998***           1998***           1998***           1998***
                                             ----------        ----------        ----------        ----------        ----------
Investment income:
 Distributions  received from:
  John Hancock Variable Series
   Trust I.............................       $     522         $     491         $  23,842         $      --         $  88,721
  M Fund Inc...........................              --                --                --                --                --
                                              ---------         ---------         ---------         ---------         ---------
Total investment income................             522               491            23,842                --            88,721
Expenses:
 Mortality and expense risks...........             387               339               937               535             1,962
                                              ---------         ---------         ---------         ---------         ---------
Net investment income (loss)...........             135               152            22,905              (535)           86,759
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses)...........         (45,975)          (21,835)            1,002           (25,196)           64,824
 Net unrealized appreciation
  (depreciation) during the period.....           2,289             4,812           (10,217)           18,718           149,416
                                              ---------         ---------         ---------         ---------         ---------
Net realized and unrealized gain
 (loss) on investments.................         (43,686)          (17,023)           (9,215)           (6,478)          214,240
                                              ---------         ---------         ---------         ---------         ---------
Net increase (decrease) in net
 assets resulting from operations......       $ (43,551)        $ (16,871)        $  13,690         $  (7,013)        $ 300,999
                                              =========         =========         =========         =========         =========

---------
*   From May 1, 1996 (commencement of operations).
**  From July 1, 1997 (commencement of operations).
*** From May 1, 1998 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENTS OF CHANGES IN NET ASSETS

                 For the years and periods ended December 31,


                                                         LARGE CAP GROWTH                              SOVEREIGN BOND
                                                            SUBACCOUNT                                   SUBACCOUNT
                                             -----------------------------------------    ----------------------------------------
                                                1998           1997            1996          1998            1997          1996
                                             ----------     ----------      ----------    ----------      ----------    ----------
Increase (decrease) in net assets from
 operations:
 Net investment income .................... $  6,143,421   $  2,793,242   $  2,402,502   $  2,097,345   $    816,558   $    228,752
 Net realized gains .......................    1,750,881        619,721        444,487        185,230         80,538          5,746
 Net unrealized appreciation (depreciation)
  during the period .......................    8,041,022      2,301,920     (1,104,574)      (378,058)        63,687        (69,973)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net increase in net assets resulting from
 operations ...............................   15,935,324      5,714,883      1,742,415      1,904,517        960,783        164,525
From policyholder transactions:
 Net premiums from policyholders ..........   29,859,648     20,264,849     13,036,922     38,567,292     21,324,560      4,312,776
 Net benefits to policyholders ............  (13,281,028)   (10,390,849)    (4,928,834)   (27,391,317)    (8,009,615)      (679,839)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net increase in net assets resulting from
 policyholder transactions ................   16,578,620      9,874,000      8,108,088     11,175,975     13,314,945      3,632,937
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net increase in net assets ................   32,513,944     15,588,883      9,850,503     13,080,492     14,275,728      3,797,462
Net assets at beginning of period .........   32,504,276     16,915,393      7,064,890     19,461,475      5,185,747      1,388,285
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net assets at end of period ............... $ 65,018,220   $ 32,504,276   $ 16,915,393   $ 32,541,967   $ 19,461,475   $  5,185,747
                                            ============   ============   ============   ============   ============   ============


                                                     INTERNATIONAL EQUITY INDEX                       SMALL CAP GROWTH
                                                            SUBACCOUNT                                   SUBACCOUNT
                                             -----------------------------------------    -----------------------------------------
                                                1998           1997            1996          1998            1997          1996*
                                             ----------     ----------      ----------    ----------      ----------    -----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) ............. $  1,885,059   $    389,020   $     29,056   $    (22,593)  $     (6,074)  $     (1,035)
 Net realized gains (losses) ..............      152,030        244,810        165,730         58,729         21,707        (40,018)
 Net unrealized appreciation (depreciation)
  during the period .......................       78,480     (1,219,540)       137,729      1,070,805        126,699         (2,665)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from operations ................    2,115,569       (585,710)       332,515      1,106,941        142,332        (43,718)
From policyholder transactions:
 Net premiums from policyholders ..........   10,034,119      8,150,400      4,750,218     12,088,047      2,870,481      1,120,880
 Net benefits to policyholders ............   (8,344,107)    (4,505,840)    (1,906,352)    (6,621,834)    (1,005,386)      (579,637)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net increase in net assets resulting from
 policyholder transactions ................    1,690,012      3,644,560      2,843,866      5,466,213      1,865,095        541,243
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net increase in net assets ................    3,805,581      3,058,850      3,176,381      6,573,154      2,007,427        497,525
Net assets at beginning of period .........    8,790,049      5,731,199      2,554,818      2,504,952        497,525              0
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net assets at end of period ............... $ 12,595,630   $  8,790,049   $  5,731,199   $  9,078,106   $  2,504,952   $    497,525
                                            ============   ============   ============   ============   ============   ============

---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                 For the years and periods ended December 31,


                                                      INTERNATIONAL BALANCED                          MID CAP GROWTH
                                                            SUBACCOUNT                                  SUBACCOUNT
                                             ----------------------------------------     -----------------------------------------
                                                1998           1997          1996*           1998           1997           1996*
                                             ----------     ----------    -----------     ----------     ----------     -----------
Increase (decrease) in net assets from
    operations:
 Net investment income (loss) ............ $     176,073  $      56,806  $       2,591  $   1,088,251  $      (8,287) $         458
 Net realized gains (losses) .............        24,206          8,667             56        599,619          1,235           (391)
 Net unrealized appreciation (depreciation)
  during the period ......................       147,461        (67,714)         5,307      1,184,263        486,186          6,440
                                           -------------  -------------  -------------  -------------  -------------  -------------
Net increase (decrease) in net
 assets resulting from operations ........       347,740         (2,241)         7,954      2,872,133        479,134          6,507
From policyholder transactions:
 Net premiums from policyholders .........     3,163,316      1,608,069        148,617     11,323.614      3,212,754        858,546
 Net benefits to policyholders ...........    (1,882,974)      (282,878)        (4,276)    (5,132,055)      (915,459)       (26,730)
                                           -------------  -------------  -------------  -------------  -------------  -------------
Net increase in net assets resulting
 from policyholder transactions ..........     1,280,342      1,325,191        144,341      6,191,559      2,297,295        831,816
                                           -------------  -------------  -------------  -------------  -------------  -------------
Net increase in net assets ...............     1,628,082      1,322,950        152,295      9,063,692      2,776,429        838,323
Net assets at beginning of period ........     1,475,245        152,295              0      3,614,752        838,323              0
                                           -------------  -------------  -------------  -------------  -------------  -------------
Net assets at end of period .............. $   3,103,327  $   1,475,245  $     152,295  $  12,678,444  $   3,614,752  $     838,323
                                           =============  =============  =============  =============  =============  =============


                                                          LARGE CAP VALUE                              MONEY MARKET
                                                            SUBACCOUNT                                  SUBACCOUNT
                                             -----------------------------------------    ----------------------------------------
                                                1998           1997           1996*          1998           1997           1996
                                             ----------     ----------     -----------    ----------     ----------     ----------
Increase in net assets from operations:
 Net investment income ................... $     756,459  $     183,036  $      12,680  $   1,687,016  $     691,552  $     256,599
 Net realized gains ......................       330,827        164,821          1,327             --             --             --
 Net unrealized appreciation during the
  period .................................       145,355        279,449         23,553             --             --             --
                                           -------------  -------------  -------------  -------------  -------------  -------------
Net increase in net assets resulting from
 operations ..............................     1,232,641        627,306         37,560      1,687,016        691,552        256,599
From policyholder transactions:
 Net premiums from policyholders .........    15,144,316      5,421,062        767,660    340,377,358    103,737,470     36,814,029
 Net benefits to policyholders ...........    (4,937,583)    (1,620,578)       (42,864)  (269,723,839)  (100,296,756)   (31,658,283)
                                           -------------  -------------  -------------  -------------  -------------  -------------
Net increase in net assets resulting from
 policyholder transactions ...............    10,206,733      3,800,484        724,796     70,653,519      3,440,714      5,155,746
                                           -------------  -------------  -------------  -------------  -------------  -------------
Net increase in net assets ...............    11,439,374      4,427,790        762,356     72,340,535      4,132,266      5,412,345
Net assets at beginning of period ........     5,190,146        762,356              0     14,171,123     10,038,857      4,626,512
                                           -------------  -------------  -------------  -------------  -------------  -------------
Net assets at end of period .............. $  16,629,520  $   5,190,146  $     762,356  $  86,511,658  $  14,171,123  $  10,038,857
                                           =============  =============  =============  =============  =============  =============

---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                 For the years and periods ended December 31,


                                                              MID CAP VALUE                       DIVERSIFIED MID CAP GROWTH
                                                                SUBACCOUNT                                SUBACCOUNT
                                                   --------------------------------------   ---------------------------------------
                                                      1998         1997          1996*         1998           1997          1996
                                                   ----------   ----------    -----------   ----------     ----------    ----------
Increase (decrease) in net assets from
   operations:
 Net investment income ......................... $     75,449  $    434,660  $      6,501  $    108,037  $    842,666  $    217,017
 Net realized gains (losses) ...................     (538,516)      101,787           845       232,246       297,666       317,400
 Net unrealized appreciation (depreciation)
   during the period ...........................     (830,390)      (39,717)       13,910       236,333      (730,748)      344,786
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net assets
   resulting from operations ...................   (1,293,457)      496,730        21,256       576,616       409,584       879,203
From policyholder transactions:
 Net premiums from policyholders ...............   18,837,112     6,323,061       324,248     4,563,154     8,511,081     4,939,686
 Net benefits to policyholders .................   (7,855,945)   (1,089,206)       (9,188)   (6,481,542)   (6,274,668)   (1,301,761)
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net assets
 resulting from policyholder transactions ......   10,981,167     5,233,855       315,060    (1,918,388)    2,236,413     3,637,925
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net assets ..........    9,687,710     5,730,585       336,316    (1,341,772)    2,645,997     4,517,128
Net assets at beginning of period ..............    6,066,901       336,316             0     8,833,185     6,187,188     1,670,060
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net assets at end of period .................... $ 15,754,611  $  6,066,901  $    336,316  $  7,491,413  $  8,833,185  $  6,187,188
                                                 ============  ============  ============  ============  ============  ============


                                                            REAL ESTATE EQUITY                          GROWTH & INCOME
                                                                SUBACCOUNT                                SUBACCOUNT
                                                   -------------------------------------    ---------------------------------------
                                                      1998         1997          1996          1998           1997          1996
                                                   ----------   ----------    ----------    ----------     ----------    ----------
Increase (decrease) in net assets from
   operations:
 Net investment income ......................... $    283,067  $    232,798  $     45,657  $  8,975,814  $  5,747,928  $  2,967,234
 Net realized gains (losses) ...................     (454,979)      252,095        19,122     2,061,212     2,390,414       512,402
 Net unrealized appreciation (depreciation)
   during the period ...........................     (698,676)      (13,488)      191,067     7,759,307       435,778      (496,647)
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net assets
   resulting from operations ...................     (870,588)      471,405       255,846    18,796,333     8,574,120     2,982,989
From policyholder transactions:
 Net premiums from policyholders ...............    6,964,604     4,833,914       748,683    60,975,616    35,535,599    19,263,021
 Net benefits to policyholders .................   (5,513,221)   (2,393,463)     (295,788)  (31,360,866)  (21,776,809)   (5,502,524)
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net increase in net assets resulting from
   policyholder transactions ...................    1,451,383     2,440,451       452,895    29,614,750    13,758,790    13,760,497
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net increase in net assets .....................      580,795     2,911,856       708,741    48,411,083    22,332,910    16,743,486
Net assets at beginning of period ..............    4,191,379     1,279,523       570,782    47,996,192    25,663,282     8,919,796
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net assets at end of period .................... $  4,772,174  $  4,191,379  $  1,279,523  $ 96,407,275  $ 47,996,192  $ 25,663,282
                                                 ============  ============  ============  ============  ============  ============

---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                 For the years and periods ended December 31,



                                                                  Managed                               Short-Term Bond
                                                                 Subaccount                                Subaccount
                                                   --------------------------------------   -------------------------------------
                                                      1998          1997         1996*         1998           1997        1996
                                                   ----------    ----------   -----------   ----------     ----------  ---------
Increase (decrease) in net assets from
   operations:
 Net investment income.......................... $  3,484,281  $  1,814,571  $  1,246,046  $    926,217  $    394,991  $    172,660
 Net realized gains (losses)....................      278,186       171,318       124,493        24,740        35,294       (52,888)

 Net unrealized appreciation (depreciation)
    during the period...........................    1,791,231       715,231      (507,517)     (136,999)      (25,976)       (7,734)
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net increase in net assets resulting from
   operations...................................    5,553,698     2,701,120       863,022       813,958       404,309       112,038
From policyholder transactions:
 Net premiums from policyholders................   21,019,273    16,914,475     9,996,216    27,490,588    12,911,228     8,757,242
 Net benefits to policyholders..................   (8,281,600)   (9,357,535)   (3,151,700)  (21,534,195)   (4,234,624)   (7,683,085)
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net increase in net assets resulting from
   policyholder transactions....................   12,737,673     7,556,940     6,844,516     5,956,393     8,676,604     1,074,157
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net increase in net assets......................   18,291,371    10,258,060     7,707,538     6,770,351     9,080,913     1,186,195
Net assets at beginning of period...............   21,775,321    11,517,261     3,809,723    12,476,155     3,395,242     2,209,047
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net assets at end of period..................... $ 40,066,692  $ 21,775,321  $ 11,517,261  $ 19,246,506  $ 12,476,155  $  3,395,242
                                                 ============  ============  ============  ============  ============  ============


                                                              Small Cap Value                     International Opportunities
                                                                 Subaccount                                Subaccount
                                                   --------------------------------------   -------------------------------------
                                                      1998          1997         1996*         1998           1997        1996*
                                                   ----------    ----------   -----------   ----------     ----------  ----------
Increase (decrease) in net assets from
    operations:
 Net investment income.......................... $     14,015  $    290,784  $      7,773  $     53,396  $     55,901  $      1,526
 Net realized gains (losses)....................       (9,919)       75,149            58       191,495        80,782           242
 Net unrealized appreciation (depreciation)
    during the period...........................     (523,693)      (18,626)       14,046     1,108,416      (260,664)       36,666
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net
 assets resulting from operations...............     (519,597)      347,307        21,877     1,353,307      (123,981)       38,434
From policyholder transactions:
 Net premiums from policyholders................   11,420,833     4,182,527       335,271    23,844,756     8,906,153       960,081
 Net benefits to policyholders..................   (4,363,378)     (897,951)      (16,141)  (12,275,087)   (3,655,731)      (89,402)
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net increase in net assets resulting from
   policyholder transactions....................    7,057,455     3,284,576       319,130    11,569,669     5,250,422       870,679
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net increase in net assets......................    6,537,858     3,631,883       341,007    12,922,976     5,126,441       909,113
Net assets at beginning of period...............    3,972,890       341,007             0     6,035,554       909,113             0
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net assets at end of period..................... $ 10,510,748  $  3,972,890  $    341,007  $ 18,958,530  $  6,035,554  $    909,113
                                                 ============  ============  ============  ============  ============  ============

---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                 For the years and periods ended December 31,


                                                                EQUITY INDEX                           STRATEGIC BOND
                                                                 SUBACCOUNT                              SUBACCOUNT
                                                   --------------------------------------   ---------------------------------------
                                                      1998          1997         1996*         1998          1997          1996*
                                                   ----------    ----------   -----------   ----------    ----------    -----------
Increase (decrease) in net assets from
   operations:
 Net investment income ......................... $  1,211,729  $    378,697  $     21,338  $    283,651  $     71,030  $      7,076
 Net realized gains ............................      691,270       901,978        17,398        81,659         8,335            22
 Net unrealized appreciation (depreciation)
   during the period ...........................    6,098,919       392,256        55,782        43,608       (11,727)         (591)

                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net increase in net assets resulting from
   operations ..................................    8,001,918     1,672,931        94,518       408,918        67,638         6,507
From policyholder transactions:
 Net premiums from policyholders ...............   60,690,933    23,412,687     1,282,798     9,258,713     1,828,179       259,231
 Net benefits to policyholders .................  (31,166,123)   (9,622,006)     (403,009)   (3,008,341)     (534,164)       (7,110)

                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net increase in net assets resulting from
   policyholder transactions ...................   29,524,810    13,790,681       879,789     6,250,372     1,294,015       252,121
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net increase in net assets .....................   37,526,728    15,463,612       974,307     6,659,290     1,361,653       258,628
Net assets at beginning of period ..............   16,437,919       974,307             0     1,620,281       258,628             0
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net assets at end of period .................... $ 53,964,647  $ 16,437,919  $    974,307  $  8,279,571  $  1,620,281  $    258,628
                                                 ============  ============  ============  ============  ============  ============


                                                             TURNER CORE GROWTH                     BRANDES INTERNATIONAL
                                                                 SUBACCOUNT                           EQUITY SUBACCOUNT
                                                   --------------------------------------   --------------------------------------
                                                      1998          1997         1996*         1998          1997          1996
                                                   ----------    ----------   -----------   ----------    ----------    ----------
Increase (decrease) in net assets from
   operations:
 Net investment income ......................... $     77,203  $     87,289  $     19,638  $    343,646  $     25,175  $      2,983
 Net realized gains (losses) ...................      156,278        76,711        (9,767)       89,337        12,541        (2,433)

 Net unrealized appreciation (depreciation)
   during the period ...........................      562,620        32,626        16,054        91,915       (26,022)      (12,286)

                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net
   assets resulting from operations ............      796,101       196,626        25,925       524,898        11,694       (11,736)

From policyholder transactions:
 Net premiums from policyholders ...............    4,779,974       743,622     1,135,180     5,520,633     2,484,010     1,021,041
 Net benefits to policyholders .................   (1,690,860)     (580,027)     (506,352)    2,041,375    (1,088,249)      (80,162)

                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net increase in net assets resulting from
  policyholder transactions ....................    3,089,114       163,595       628,828     3,479,258     1,395,761       940,879
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net increase in net assets .....................    3,885,215       360,221       654,753     4,004,156     1,407,455       929,143
Net assets at beginning of period ..............    1,014,974       654,753             0     2,336,598       929,143             0
                                                 ------------  ------------  ------------  ------------  ------------  ------------
Net assets at end of period .................... $  4,900,189  $  1,014,974  $    654,753  $  6,340,754  $  2,336,598  $    929,143
                                                 ============  ============  ============  ============  ============  ============

---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                 For the years and periods ended December 31,


                                                     FRONTIER CAPITAL APPRECIATION                         ENHANCED U.S. EQUITY
                                                               SUBACCOUNT                                       SUBACCOUNT
                                            -------------------------------------------------        ------------------------------
                                               1998               1997               1996*              1998              1997**
                                            ----------         ----------         -----------        ----------        ------------
Increase (decrease) in net assets from
   operations:
 Net investment income................     $      9,897       $    118,150       $     (1,679)      $     68,233       $     14,857
 Net realized gains (losses)..........         (445,752)           614,358            (21,044)            87,723              4,177
 Net unrealized appreciation
   (depreciation) during
   the period.........................          432,064           (368,570)             5,101             89,677              6,844
                                           ------------       ------------       ------------       ------------       ------------
Net increase (decrease) in net
   assets resulting from
   operations.........................           (3,791)           363,938            (17,622)           245,633             25,878
From policyholder transactions:
 Net premiums from policyholders......       13,982,031         10,030,418          1,535,063          3,031,309            475,503
 Net benefits to policyholders........       (9,695,520)        (5,969,436)          (549,363)         1,299,530             (4,176)
                                           ------------       ------------       ------------       ------------       ------------
Net increase in net assets resulting
   from policyholder transactions.....        4,286,511          4,060,982            985,700          1,731,779            471,327
                                           ------------       ------------       ------------       ------------       ------------
Net increase in net assets............        4,282,720          4,424,920            968,078          1,977,412            497,205
Net assets at beginning of period.....        5,392,998            968,078                  0            497,205                  0
                                           ------------       ------------       ------------       ------------       ------------
Net assets at end of period...........     $  9,675,718       $  5,392,998       $    968,078       $  2,474,617       $    497,205
                                           ============       ============       ============       ============       ============


                                             EMERGING                                                 SMALL/
                                              MARKETS            GLOBAL              BOND             MID CAP          HIGH YIELD
                                              EQUITY             EQUITY             INDEX              CORE               BOND
                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                            ----------         ----------         ----------         ----------        ----------
                                              1998***            1998***            1998***            1998***           1998***
                                            ----------         ----------         ----------         ----------        ----------
Increase (decrease) in net assets from
   operations:
 Net investment income (loss).........     $        135       $        152       $     22,905       $       (535)      $     86,759
 Net realized gains (losses)..........          (45,975)           (21,835)             1,002            (25,196)            64,824
 Net unrealized appreciation
   (depreciation) during
   the period.........................            2,289              4,812            (10,217)            18,718            149,416
                                           ------------       ------------       ------------       ------------       ------------
Net increase (decrease) in net
   assets resulting from
   operations.........................          (43,551)           (16,871)            13,690             (7,013)           300,999
From policyholder transactions:
 Net premiums from policyholders......        2,434,226          2,372,034          1,176,234          1,089,030          6,683,673
 Net benefits to policyholders........       (2,203,670)        (2,191,135)          (124,467)          (778,864)        (2,457,088)
                                           ------------       ------------       ------------       ------------       ------------
Net increase in net assets resulting
   from policyholder transactions.....          230,556            180,899          1,051,767            310,166          4,226,585
                                           ------------       ------------       ------------       ------------       ------------
Net increase in net assets............          187,005            164,028          1,065,457            303,153          4,527,584
Net assets at beginning of period.....                0                  0                  0                  0                  0
                                           ------------       ------------       ------------       ------------       ------------
Net assets at end of period...........     $    187,005       $    164,208       $  1,065,457       $    303,153       $  4,527,584
                                           ============       ============       ============       ============       ============

---------
*   From May 1, 1996 (commencement of operations).
**  From July 1, 1997 (commencement of operations).
*** From May 1, 1998 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1998

1. ORGANIZATION

   John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index (formerly, International Equities), Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Diversified Mid Cap Growth (formerly, Special Opportunities), Real Estate Equity, Growth & Income, Managed, Short-Term Bond (formerly, Short-Term U.S. Government), Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Brandes International Equity (formerly, Edinburgh International Equity), Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, and High Yield Bond Portfolios. Each Portfolio has a different investment objective.

   The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

   The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. Significant Accounting Policies

 Estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

   Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

   The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

 Expenses

   JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

   JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

 Policy Loans

   Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily. At December 31, 1998, there were no outstanding policy loans.

3. TRANSACTION WITH AFFILIATES

   John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

   Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

4. DETAILS OF INVESTMENTS

   The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1998 were as follows:

          SUBACCOUNT                SHARES OWNED        COST           VALUE
          ----------                ------------    -----------    -----------

Large Cap Growth ..............       2,482,160     $55,624,133    $65,018,220
Sovereign Bond ................       3,279,909      32,895,576     32,541,967
International Equity Index ....         809,459      13,492,182     12,595,630
Small Cap Growth ..............         698,985       7,883,267      9,078,106
International Balanced ........         278,964       3,018,272      3,103,327
Mid Cap Growth ................         838,771      11,001,555     12,678,444
Large Cap Value ...............       1,186,104      16,181,162     16,629,520
Money Market ..................       8,651,166      86,511,658     86,511,658
Mid Cap Value .................       1,292,860      16,610,808     15,754,611
Diversified Mid Cap Growth ....         469,987       7,452,538      7,491,413
Real Estate Equity ............         383,006       5,258,257      4,772,174
Growth & Income ...............       4,945,907      88,453,571     96,407,275
Managed .......................       2,562,429      38,024,380     40,066,692
Short-Term Bond ...............       1,915,373      19,395,427     19,246,506
Small Cap Value ...............         906,973      11,039,020     10,510,748
International Opportunities ...       1,552,119      18,074,112     18,958,530
Equity Index ..................       3,048,380      47,417,688     53,964,646
Strategic Bond ................         781,135       8,248,280      8,279,571
Turner Core Growth ............         274,674       4,288,888      4,900,189
Brandes International Equity ..         584,940       6,287,148      6,340,754
Frontier Capital Appreciation .         641,201       9,607,123      9,675,718
Enhanced U.S. Equity ..........         136,946       2,378,097      2,474,617
Emerging Markets Equity .......          26,387         184,716        187,005
Global Equity .................          16,615         159,217        164,028
Bond Index ....................         104,566       1,075,674      1,065,457
Small/Mid Cap CORE ............          33,614         284,435        303,153
High Yield Bond ...............         490,466       4,378,169      4,527,584

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

  Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund and of M Fund for the period ended December 31, 1998, were as follows:

               Subaccount                 Purchases              Sales
               ----------               ------------         -------------

Large Cap Growth ...................    $ 29,361,732         $  6,639,690
Sovereign Bond .....................      22,087,283            8,813,963
International Equity Index .........       9,220,337            5,645,266
Small Cap Growth ...................       7,281,622            1,838,002
International Balanced .............       2,024,060              567,645
Mid Cap Growth .....................       9,361,504            2,081,694
Large Cap Value ....................      13,202,174            2,238,984
Money Market .......................     167,737,824           95,397,289
Mid Cap Value ......................      15,612,090            4,555,474
Diversified Mid Cap Growth .........       3,272,496            5,082,848
Real Estate Equity .................       5,551,879            3,817,431
Growth & Income ....................      50,746,313           12,155,749
Managed ............................      19,441,220            3,219,267
Short-Term Bond ....................      15,288,727            8,406,118
Small Cap Value ....................       8,944,813            1,873,344
International Opportunities ........      17,193,176            5,570,111
Equity Index .......................      35,787,894            5,051,356
Strategic Bond .....................       9,312,827            2,778,805
Turner Core Growth .................       4,233,351            1,067,034
Brandes International Equity .......       5,189,547            1,366,643
Frontier Capital Appreciation ......       7,380,939            3,084,531
Enhanced U.S. Equity ...............       2,489,737              689,724
Emerging Markets Equity ............       1,973,067            1,742,376
Global Equity ......................       2,561,712            2,380,660
Bond Index .........................       1,154,850               80,178
Small/Mid Cap CORE .................         987,868              678,237
High Yield Bond ....................       6,156,047            1,842,702

5. IMPACT OF YEAR 2000 (UNAUDITED)

   The John Hancock Variable Life Account S, along with John Hancock Mutual Life Insurance Company, its ultimate parent (together, John Hancock), is executing its plan to address the impact of the Year 2000 issues that result from computer programs being written using two digits to reflect the year rather than four to define the applicable year and century. Historically, the first two digits were hardcoded to save memory. Many of the John Hancock's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in an information technology (IT) system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities. In addition, non-IT systems including, but not limited to, security alarms, elevators and telephones are subject to malfunction due to their dependence on embedded technology such as microcontrollers for proper operation. As described, the Year 2000 project presents a number of challenges for financial institutions since the correction of Year 2000 issues in IT and non-IT systems will be complex and costly for the entire industry.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

  John Hancock began to address the Year 2000 project as early as 1994. John Hancock's plan to address the Year 2000 Project includes an awareness campaign, an assessment period, a renovation stage, validation work and an implementation of Company solutions.

  The continuous awareness campaign serves several purposes: defining the problem, gaining executive level support and sponsorship, establishing a team and overall strategy, and assessing existing information system management resources. Additionally, the awareness campaign establishes an education process to ensure that all employees are aware of the Year 2000 issue and knowledgeable of their role in securing solutions.

  The assessment phase, which was completed for both IT and non-IT systems as of April 1998, included the identification, inventory, analysis, and prioritization of IT and non-IT systems and processes to determine their conversion or replacement.

  The renovation stage reflects the conversion, validation, replacement, or elimination of selected platforms, applications, databases and utilities, including the modification of applicable interfaces. Additionally, the renovation stage includes performance, functionality, and regression testing and implementation. As of December 31, 1998, the renovation phase was substantially complete for computer applications, systems and desktops. For all remaining components the renovation phase is underway and will be complete before the end of the second quarter of 1999.

  The validation phase consists of the compliance testing of renovated systems. The validation phase is expected to be complete by mid 1999, after renovation is accomplished. John Hancock will use its testing facilities through the remainder of 1999 to perform special functional testing. Special functional testing includes testing, as required, with material third parties and industry groups and to perform reviews of "dry run" of year-end activities. Scheduled testing of John Hancock's material relationships with third parties is underway. It is anticipated that testing with material business partners will continue through much of 1999.

  Finally, the implementation phase involves the actual implementation of converted or replaced platforms, applications, databases, utilities, interfaces, and contingency planning. John Hancock is concurrently performing implementation during the renovation phase and plans to complete this phase before the end of the second quarter of 1999.

  The costs of the Year 2000 project consist of internal IT personnel, and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1998, John Hancock has incurred and expensed approximately $9.8 million in related payroll costs for its internal IT personnel on the project. The estimated range of remaining internal IT personnel costs of the project is approximately $8 to $9 million. Through December 31, 1998, John Hancock has incurred and expensed approximately $36.4 million in external costs for the project. The estimated range of remaining external costs of the project is approximately $35 to $36 million. The total costs of the Year 2000 project, based on management's best estimates, include approximately $18 million in internal IT personnel, $7.4 million in the external modification of software, $34.2 million for external solution providers, $19.4 million in replacement costs of non-compliant IT systems and $12.6 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project, internal and external, is approximately $90 to $95 million. However, there can be no guarantee that these estimates will be achieved and actual results could materially differ from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

  John Hancock's total Year 2000 project costs include the estimated impact of external solution providers and are based on presently available information. However, there is no guarantee that the systems of other companies that John Hancock's systems rely on will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with John Hancock's systems, would not have material adverse effect on John Hancock. It is documented in trade publications that companies in foreign countries are not acting as intensively as domestic companies to remediate Year 2000 issues. Accordingly, it is expected that Company facilities based outside the United States face higher degrees of risks from data exchanges with material business partners. In addition, John Hancock has thousands of individual and business customers that hold insurance policies, annuities and other financial products of John Hancock. Nearly all products sold by John Hancock contain date sensitive data, examples of which are policy expiration dates, birth dates, premium payment dates. Finally, the regulated nature of John Hancock's industry exposes it to potential supervisory or enforcement actions relating to Year 2000 issues.

  John Hancock's contingency planning initiative related to the Year 2000 project is underway. The plan is addressing John Hancock's readiness as well as that of material business partners on whom John Hancock depends. John Hancock's contingency plans are being designed to keep each business unit's operations functioning in the event of a failure or delay due to the Year 2000 record format and date calculation changes. Contingency plans are being constructed based on the foundation of extensive business resumption plans that John Hancock has maintained and updated periodically, which outline responses to situations that may affect critical business functions. These plans also provide emergency operations guidance, which defines a documented order of actions to respond to problems. These extensive business resumption plans are being enhanced to cover Year 2000 situations.

                  ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

  This index should help you locate more information about many of the important concepts in this prospectus.


KEY WORD OR PHRASE                                                          PAGE

Account ..................................................................   31
account value ............................................................    8
Additional Sum Insured ...................................................   14
annual processing date ...................................................    7
asset-based risk charge ..................................................    9
attained age .............................................................    9
Basic Sum Insured ........................................................   14
beneficiary ..............................................................   42
business day .............................................................   31
changing Option A or B ...................................................   17
changing the Total Sum Insured ...........................................   16
charges ..................................................................    8
Code .....................................................................   38
cost of insurance rates ..................................................    9
date of issue ............................................................   33
death benefit ............................................................    4
deductions ...............................................................    8
dollar cost averaging ....................................................   12
expenses of the Trust ....................................................   10
fixed investment option ..................................................   32
full surrender ...........................................................   12
fund .....................................................................    2
grace period .............................................................    6
guaranteed minimum death benefit .........................................    6
Guaranteed Minimum Death Benefit Premium .................................    7
insurance charge .........................................................    9
insured person ...........................................................    4
investment options .......................................................    1
JHVLICO ..................................................................   31
John Hancock Variable Series Trust .......................................    2
lapse ....................................................................    6
loan .....................................................................   13
loan interest ............................................................   13
maximum premiums .........................................................    5
Minimum Initial Premium ..................................................   32
minimum insurance amount .................................................   15
minimum premiums .........................................................    5
modified endowment .......................................................   39
monthly deduction date ...................................................   33
Option A; Option B .......................................................   14
optional benefits charge .................................................   10
optional extra death benefit feature .....................................   14
owner ....................................................................    4
partial withdrawal .......................................................   13
partial withdrawal charge ................................................   10
payment options ..........................................................   17
Planned Premium
policy anniversary .......................................................   33
policy split option ......................................................   15
policy year ..............................................................   33
premium; premium payment .................................................    4
prospectus ...............................................................    2
receive; receipt .........................................................   20
reinstate; reinstatement .................................................    6
salescharges .............................................................    8
SEC ......................................................................    2
Separate Account S .......................................................   31
Servicing Office .........................................................    1
special loan account .....................................................   13
subaccount ...............................................................   31

surrender ................................................................   12
surrender value ..........................................................   12
Target Premium ...........................................................    9
tax considerations .......................................................   38
telephone transfers ......................................................   20
Total Sum Insured ........................................................   14
transfers of account value ...............................................   12
variable investment options ..............................................    1
we; us ...................................................................   31
withdrawal ...............................................................   13
withdrawal charges .......................................................   10
you; your ................................................................    4

                            [LOGO OF JOHN HANCOCK]










        Policies Issued by John Hancock Variable Life Insurance Company
                 John Hancock Place,Boston,Massachusetts 02117

S8157-2/00